



FIDELITY NY INSURED MUNICIPAL INCOME FUND, SPARTAN NY MUNICIPAL INCOME FUND AND SPARTAN NY
INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

YEAR ENDED JANUARY 31, 1997

 (UNAUDITED)






          FIDELITY NY    FIDELITY NY INS.  SPARTAN NY     SPARTAN NY INT.               PRO FORMA        PRO FORMA
          MUNICIPAL      MUNICIPAL         MUNICIPAL      MUNICPAL         COMBINED     ADJUSTMENTS      COMBINED

Interest  $23,566,473    $ 17,149,938      $ 17,844,190   $2,801,283       $61,361,884  $  -             $ 61,361,884
Income

Expenses
Manage    1,618,491       1,270,841          1,712,344    299,076           4,900,752   (564,837)(b)     4,335,915
ment fee


Registra  32,554                                                             64,098     (41,598)(d)      22,500
tion fees                  31,544             -           -

Audit     54,204                                                             94,114     (50,114)(d)      44,000
                           39,910             -           -

Legal     4,078                                                              7,267      3,658   (c)      10,925
                           3,189              -           -

Reports   510                                                                510        -                510
to                         -                  -           -
Shareho
lders

Miscella  4,497           3,901               -           -                  8,398      4,506   (c)     12,904
neous

  Total  2,433,501        1,924,120          1,716,692   299,255            6,373,568  (296,765)        6,076,803
Expense
s before
reductio
ns

         (3,311)         (1,708)             (26,716)    (22,927)           (54,662)    (240,382)(e)    (295,044)
Expense
reductio
ns

  Total  2,430,190      1,922,412           1,689,976     276,328           6,318,906   (537,147)       5,781,759
expense
s

Net      21,136,283     15,227,526          16,154,214   2,524,955          55,042,978   537,147        55,580,125
interest
income



Realized and Unrealized Gain
(Loss)

Net
realized
gain
(loss)
on:

         2,913,792      2,939,801             925,585     108,882            6,888,060                   6,888,060
Investm                                                                                   -
ent
securitie
s

         72,129         401,538              (227,218)    19,208              265,657                    265,657
Futures                                                                                   -
contract
s

Change in net unrealized apprecation
  (depreciation) on:

         (11,588,225)  (9,272,385)           (6,007,799) (962,894)          (27,831,303)   -              (27,831,303)
Investm
ent
securitie
s

         (23,770)       0                    (7,677)      -                 (31,447)        -            (31,447)
Futures
contract
s

Net     (8,626,074)     (5,931,046)         (5,317,109)   (834,804)         (20,709,033)                 (20,709,033)
Gain                                                                                        -
(loss)



Net increase (decrease) in net assets

        $12,510,209      $9,296,480          $10,837,105  $1,690,151        $34,333,945    $537,147       $34,871,092
resultin
g from
operatio
ns




Note the accompanying notes, which are an integral part of the pro forma combining financial statements.




FIDELITY NY MUNICIPAL INCOME FUND

FIDELITY NY INSURED MUNICIPAL INCOME FUND, SPARTAN NY MUNICIPAL INCOME FUND AND SPARTAN
NY INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF JANUARY 31, 1997

(UNAUDITED)





        Fidelity NY  Fidelity NY Ins. Spartan NY      Spartan NY Int.  Combined      Pro Forma           Pro Forma
        Municipal    Municipal        Municipal       Municipal                      Adjustments         Combined

Assets

Investm
ent in
securitie
s, at
value

  - See  $395,171,331 $312,327,564    309,370,463     57,032,461      1,073,901,819            -         1,073,901,819
accomp
anying
schedul
e

Cash    42,987               -                   -   347,620         390,607        (52,215)(f)            338,392

Interest 5,552,076   4,047,395        4,413,263       667,584         14,680,318              -          14,680,318
receivab
le

Receiva          -           -        19,305                  -       19,305                  -          19,305
ble for
daily
variatio
n on
futures
contract
s

Receiva 1,299,709    10,173,573                   -            -      11,473,282              -          11,473,282
ble for
investm
ents
sold

Receiva         -           -         236,670                 -       236,670                 -          236,670
ble for
fund
shares
sold

Total    402,066,103  326,548,532      314,039,701     58,047,665      1,100,702,001  (52,215)            1,100,649,786
assets

Liabiliti
es

Payable           -   35,415           16,800                    -            52,215       (52,215)(f)           -
to
custodia
n bank

Payable          -   10,324,533                   -    1,671,912      11,996,445            -            11,996,445
for
investm
ents
purchas
ed

Payable 414,936      547,898          712,108                  -      1,674,942             -            1,674,942
for fund
shares
redeeme
d

Distribu 351,687     301,904          250,333         37,030          940,954               -            940,954
tions
payable

Accrued 132,002      103,166          145,081         25,559          405,808               -            405,808
manage
ment fee

Other   96,670       83,622           3,817           4,085           188,194               -            188,194
payable
s and
accrued
expense
s

Total   995,295      11,396,538       1,128,139       1,738,586       15,258,558     (52,215)            15,206,343
liabilitie
s



Net     401,070,808  315,151,994      312,911,562     56,309,079      1,085,443,443            -         1,085,443,443
Assets

Net
Assets
consist
of:

Paid in 391,658,490  306,014,875      312,035,750     55,558,584      1,065,267,699                      1,065,267,699
capital

Accumu
lated
undistri
buted
net
realized

gain    (3,277,389)  198,643          (8,524,815)     (216,050)       (11,819,611)                         (11,819,611)
(loss) on
investm
ents

Net
unrealiz
ed
apprecia
tion

        12,689,707   8,938,476        9,400,627       966,545         31,995,355                            31,995,355
(depreci
ation)
on
investm
ents

Net     401,070,808  315,151,994      312,911,562     56,309,079      1,085,443,443         -            1,085,443,443
Assets

Net
Asset
Value

Net     401,070,808  315,151,994      312,911,562     56,309,079      1,085,443,443                      1,085,443,443
Assets

Offering
price
and
redempt
ion
price

per     $12.29       $11.68           $10.59          $9.84           $11.44                             $12.29
share

Shares  32,636,412   26,989,355       29,552,371      5,721,853       94,899,991     (6,578,255) (a)     88,321,736
outstand
ing


Note the accompanying notes, which are an integral part of the pro forma combining financial statements.






Fidelity NY Municipal Income Fund

Fidelity NY Insured Municipal Income Fund

Spartan NY Municipal Income Fund

Spartan NY Intermediate Municipal Income Fund

Pro Forma Combining Schedule of Total Returns and Expense Ratios

(Unaudited)

         FISCAL YEAR ENDED JANUARY 31,


If        1997    1996     1995
Fidelit
y NY
Munic
ipal
Incom
e Fund
acquir
es:

Fidelit   ABC
y NY      D
Insure
d
Munic
ipal
Incom
e
Fund,
Sparta
n NY
Munic
ipal
Incom
e
Fund,
&

Sparta
n NY
Interm
ediate
Munic
ipal
Incom
e Fund

One       3.44%   15.86%   -7.33%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.41%   15.81%   -7.36%
year
total
return
before
expens
e
reducti
ons

Ratio     0.55%   0.56%    0.56%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Fidelit   AB
y NY
Insure
d
Munic
ipal
Incom
e Fund

One       3.22%   15.91%   -7.96%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.18%   15.85%   -8.00%
year
total
return
before
expens
e
reducti
ons

Ratio     0.57%   0.58%    0.58%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Sparta    AC
n NY
Munic
ipal
Incom
e Fund

One       3.54%   16.24%   -5.93%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.50%   16.19%   -5.97%
year
total
return
before
expens
e
reducti
ons

Ratio     0.56%   0.57%    0.57%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Sparta    AD
n NY
Interm
ediate
Munic
ipal
Incom
e Fund

One       3.29%   16.09%   -5.68%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.23%   16.02%   -5.75%
year
total
return
before
expens
e
reducti
ons

Ratio     0.58%   0.59%    0.59%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Fidelit   ABC
y NY
Insure
d
Munic
ipal
Incom
e Fund
&
Sparta
n NY
Munic
ipal
Incom
e Fund

One       3.45%   15.96%   -7.36%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.42%   15.91%   -7.39%
year
total
return
before
expens
e
reducti
ons

Ratio     0.55%   0.56%    0.56%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Fidelit   ABD
y NY
Insure
d
Munic
ipal
Incom
e Fund
&
Sparta
n NY
Interm
ediate
Munic
ipal
Incom
e Fund

One       3.23%   15.77%   -7.91%
year
total
return

Ratio     0.53%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.19%   15.72%   -7.96%
year
total
return
before
expens
e
reducti
ons

Ratio     0.56%   0.56%    0.53%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons



Sparta    ACD
n NY
Munic
ipal
Incom
e Fund
&
Sparta
n NY
Interm
ediate
Munic
ipal
Incom
e Fund

One       3.53%   16.08%   -5.90%
year
total
return

Ratio     0.52%   0.52%    0.53%
of
expens
es to
averag
e net
assets

One       3.49%   16.04%   -5.94%
year
total
return
before
expens
e
reducti
ons

Ratio     0.56%   0.57%    0.57%
of
expens
es to
averag
e net
assets
before
expens
e
reducti
ons

Fidelity NY Municipal Income Fund
Fidelity NY Insured Municipal Income Fund
Spartan NY Municipal Income Fund
Spartan NY Intermediate Municipal Income Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of January 31, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended January 31, 1997 are intended to present the financial condition and related results of operations of Fidelity NY Municipal Fund as if the reorganization and decrease in the expense limitation with Fidelity NY Insured Municipal Fund, Spartan NY Municipal Fund and Spartan NY Intermediate Municipal Fund had been consummated at February 1, 1996. Had the pro forma adjustments not included the effect of the decreased expense limitations, Pro Forma Combined Expense reductions would have been $54,662, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $55,339,743 and $34,630,710, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Reflects the conversion exchange of the Fidelity NY Insured
Municipal Fund, Spartan NY       Municipal Fund and Spartan NY
Intermediate Municipal Fund shares for shares of Fidelity NY Municipal Income Fund as of
January 31, 1997.

(b)  Decrease in management fee to reflect Fidelity NY Municipal
Income Fund's management fee applied to the combined fund's average net assets.

(c) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.

 (d) Decrease in fees reflects elimination of duplicate services or charges.
(e) Reflects reduction in expenses due to FMR's agreement to voluntarily limit the combined fund's expenses to 0.53% of average net assets.
 (f)    Reclass to reflect net cash position for the combined fund.

 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of January 31, 1997 for Fidelity NY Municipal Fund, Fidelity NY Insured Municipal Income Fund, Spartan NY Municipal Fund and Spartan NY Intermediate Municipal Fund which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.

FIDELITY NEW YORK MUNICIPAL INCOME FUND
INVESTMENTS/JANUARY 31, 1997
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

MUNI                       FIDELITY NY      FIDELITY NY    SPARTAN NY    SPARTAN NY
CIPAL                      MUNI INCOME      INS MUNI INC   MUNI INCOME   INT MUNI INC   COMBINED
BONDS

NEW
YORK

Albany       Aaa    AAA    1,275,000                                                    1,275,000
County
Gen.
Oblig.
5.85%
6/1/13
(FGIC
Insured)

Albany       Aaa    AAA                     6,600,000                                   6,600,000
County
Rfdg.
5%
10/1/12
(FGIC
Insured)

Babylon      Aaa    AAA                                                  350,000        350,000
Waste
Facs.
9%
8/1/09
(FGIC
Insured)

Brookha      Aaa    AAA                     1,075,000                                   1,075,000
ven
5.30%
10/1/04
(FGIC
Insured)

Buffalo      Aaa    AAA                     5,700,000                                   5,700,000
Swr.
Auth.S
wr.
Sys.Rev
 . Series
G, 5%
7/1/12
(FGIC
Insured)

Canand       Aaa    AAA                                                  515,000        515,000
aigua
School
Dist.
Rfdg.
5.25%
6/1/07
(AMBA
C
Insured)

Cherry       Aaa    AAA                     435,000                                     435,000
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/14
(MBIA
Insured)

Cherry       Aaa    AAA                     435,000                                     435,000
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/15
(MBIA
Insured)

Cherry       Aaa    AAA                     435,000                                     435,000
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/16
(MBIA
Insured)

Cherry       Aaa    AAA                     435,000                                     435,000
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/17
(MBIA
Insured)

Cherry       Aaa    AAA                     434,000                                     434,000
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/18
(MBIA
Insured)

Clifton      Aaa    AAA                     1,820,000                                   1,820,000
Park
Wtr.
Auth.
Wtr.
Sys.
Rev.
Rfdg.
5%
10/1/18
(FGIC
Insured)

Erie         Aaa    AAA                     1,100,000                                   1,100,000
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/04
(FGIC
Insured)

Erie         Aaa    AAA                     1,000,000                                   1,000,000
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/05
(FGIC
Insured)

Erie         Aaa    AAA                     1,030,000                                   1,030,000
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/06
(FGIC
Insured)

Erie         Aaa    AAA    1,500,000                                                    1,500,000
County
Series
B, 5.5%
6/15/14
(FGIC
Insured)

Erie         A      AA     2,000,000                                                    2,000,000
County
Wtr.
Auth.
Impt. &
Extensi
on Rev.
3rd
Series,
6.10%
12/1/04
(Escrow
ed to
Maturit
y)

Erie         Aaa    AAA                     1,210,000                                   1,210,000
County
Wtr.
Auth.
Wtr.
Rev.
Rfdg.
(Fourth
Resoluti
on) 0%
12/1/17
(AMBA
C
Insured)

Franklin      --    BBB-   800,000                         1,930,000                    2,730,000
County
Ctfs. of
Prtn.
(Court
House
Redev.
Proj.)
8.125%
8/1/06

Hempst       Baa1   A-                                                   2,230,000      2,230,000
ead
Town
Ind.
Dev.
Agcy.
Resourc
es
Recover
y Rev.
(Americ
an Rfdg.
Fuel
Co.)
7.375%
12/1/05

Metropo      Baa1   BBB    5,400,000                                                    5,400,000
litan
Trans.
Auth.
Svc.
Contract
(Comm
uter
Facs.)
Series 3,
7.375%
7/1/08

Monroe       Aa     AA-                                    1,000,000                    1,000,000
County
Gen.
Oblig.
6%
6/1/06

Monroe       Aa     AA-    3,745,000                                                    3,745,000
County
Gen.
Oblig.
Bond
6.50%
6/1/06

Monroe       Aa     AA-                                    1,310,000     1,000,000      2,310,000
County
Gen.Obl
ig.
6.50%
6/1/04

Monroe       Aa     AA-    2,155,000                                                    2,155,000
County
Gen.Obl
ig.Bond
6%
6/1/05

Monroe       Aaa    AAA                     905,000                                     905,000
County
Pub.
Impt.
Unltd
Tax
6.50%
06/1/07
(AMBA
C
Insured)

Monroe       Aaa    AAA                                                  1,500,000      1,500,000
County
Pub.
Impt.
Unltd.
Tax 5%
6/1/07
(AMBA
C
Insured)

Monroe       Aaa    AAA                     95,000                                      95,000
County
Pub.
Impt.
Unltd.
Tax
6.50%
06/1/07
(AMBA
C
Insured)
(Escrow
ed to
Maturit
y)

Monroe       Aa     AA-                     3,450,000                                   3,450,000
County
Pub.
Impt.
Unltd.
Tax
6.50%
6/1/05

Monroe       Aaa    AAA                     1,000,000                                   1,000,000
County
Pub.
Impt.
Unltd.
Tax 7%
6/1/03
(FGIC
Insured)

Monroe       Aaa    AAA                     2,150,000                                   2,150,000
County
Pub.
Impt.
Unltd.
Tax 7%
6/1/04
(FGIC
Insured)

Monroe       Aaa    AAA                     2,000,000      3,300,000                    5,300,000
County
Pub.
Impt.
Unltd.T
ax.
6.10%
3/1/04
(MBIA
Insured)

Monroe       Aa     AA-                     1,510,000                                   1,510,000
County
Unltd
Tax 6%
6/1/04

Nassau       Aaa    AAA                                                  350,000        350,000
County
Combin
ed Swr.
Dist.Rfd
g. Series
E,
5.30%
7/1/07
(MBIA
Insured)

Nassau       Aaa    AAA                                    4,000,000                    4,000,000
County
Gen.
Oblig.
Rfdg.
Series
A,
6.50%
5/1/07
(FGIC
Insured)

Nassau       Aaa    AAA    2,695,000                                                    2,695,000
County
Gen.
Oblig.
Series F,
5.20%
9/1/11
(FGIC
Insured)

Nassau       Aaa    AAA    2,150,000                                                    2,150,000
County
Gen.
Oblig.
Series F,
5.25%
11/1/15
(AMBA
C
Insured)

Nassau       Aaa    AAA                                    2,670,000                    2,670,000
County
Gen.
Oblig.
Series P,
6.30%
11/1/00
(FGIC
Insured)

Nassau       Aaa    AAA                     1,000,000                                   1,000,000
County
Gen.
Oblig.
Series P,
6.30%
11/1/03
(FGIC
Insured)

Nassau       Aaa    AAA                                    2,565,000                    2,565,000
County
Gen.
Oblig.
Series
R,
5.125%
11/1/05
(FGIC
Insured)

Nassau       Aaa    AAA                     2,500,000                                   2,500,000
County
Gen.
Oblig.
Series T,
5.20%
9/1/11
(FGIC
Insured)

Nassau       Aaa    AAA                     1,500,000                                   1,500,000
County
Gen.
Oblig.
Series
U,
5.25%
11/1/11
(AMBA
C
Insured)

New          Aaa    AAA                     1,895,000                                   1,895,000
York
City
Edl.
Constru
ction
Fund
6.25%
10/1/03
(MBIA
Insured)

New          Baa1   BBB+                                                 1,000,000      1,000,000
York
City
Gen.
Oblig.
Rfdg.
Series A
6.25%
8/1/08

New          Baa1   BBB+   2,000,000                                                    2,000,000
York
City
Gen.
Oblig.
Rfdg.
Series
A, 7%
8/1/03

New          Baa1   BBB+                                   5,000,000                    5,000,000
York
City
Gen.
Oblig.
Rfdg.
Series
A, 7%
8/1/04

New          Baa1   BBB+                                                 1,310,000      1,310,000
York
City
Gen.
Oblig.
Rfdg.
Series
B,
5.70%
8/15/02

New          Baa1   BBB+   1,170,000                       1,165,000                    2,335,000
York
City
Gen.
Oblig.
Rfdg.
Series
B,
5.70%
8/15/02

New          Aaa    AAA                     1,750,000                                   1,750,000
York
City
Gen.
Oblig.
Rfdg.
Series
E,
6.20%
8/1/07
(MBIA
Insured)

New          Baa1   BBB+   7,750,000                                                    7,750,000
York
City
Gen.
Oblig.
Rfdg.
Series F,
6%
8/1/16

New          Aaa    AAA                     6,000,000                                   6,000,000
York
City
Gen.
Oblig.
Rfdg.
Series
H, 6%
8/1/07
(FGIC
Insured)

New          Aaa    AAA                     9,200,000                                   9,200,000
York
City
Gen.
Oblig.
Series
A-1,
6.25%
8/1/03
(AMBA
C
Insured)

New          Baa1   BBB+                                   5,000,000                    5,000,000
York
City
Gen.
Oblig.
Series
B,
7.50%
2/1/03

New          Baa1   BBB+                                   5,500,000                    5,500,000
York
City
Gen.
Oblig.
Series
B,
7.50%
2/1/07

New          Baa1   BBB+   5,000,000                       5,000,000                    10,000,000
York
City
Gen.
Oblig.
Series
B,
7.75%
2/1/06

New          Baa1   BBB+   1,000,000                                                    1,000,000
York
City
Gen.
Oblig.
Series
B,
Sub-Ser
ies B-1,
7.20%
8/15/08

New          Baa1   BBB+   6,000,000                                                    6,000,000
York
City
Gen.
Oblig.
Series
C,
6.40%
8/1/03

New          Aaa    AAA                     8,000,000                                   8,000,000
York
City
Gen.
Oblig.
Series
E, 6%
8/1/08
(FGIC
Insured)

New          Aaa    AAA                     1,000,000                                   1,000,000
York
City
Gen.
Oblig.
Series F,
3%
11/15/0
0
(MBIA
Insured)

New          Aaa    AAA                     5,855,000                                   5,855,000
York
City
Gen.
Oblig.
Series
G, 6%
10/15/0
6 (FGIC
Insured)

New          Baa1   BBB+   1,945,000                       3,410,000                    5,355,000
York
City
Gen.
Oblig.
Series
H, 7%
2/1/05

New          Aaa    BBB+   55,000                          90,000                       145,000
York
City
Gen.
Oblig.
Series
H, 7%
2/1/05
(Pre-Re
funded
to
2/1/02
@
101.50)

New          Baa1   BBB+   3,500,000                                                    3,500,000
York
City
Gen.
Oblig.
Series
H, 7%
2/1/06

New          Baa1   BBB+                                                 945,000        945,000
York
City
Gen.
Oblig.R
fdg.
Series
B,
6.20%
8/15/06

New          Aaa    BBB+                                   2,485,000                    2,485,000
York
City
Gen.
Oblig.S
eries A,
8%
8/15/21
(Pre-Re
funded
to
8/15/01
@101.5
0)(d)

New          Aaa    AAA    10,000,000                                                   10,000,000
York
City
Gen.Obl
ig.
Series
B,
6.75%
8/15/03,
(AMBA
C
Insured)

New           --    AA     4,085,000                                                    4,085,000
York
City
Hsg.
Dev.
Corp.
Mtg.
Rev.
(Multi-
Family
Hsg.)
Series
A,
8.125%
1/1/19
(GNMA
Coll.)

New          Aaa    AAA                                                  1,000,000      1,000,000
York
City
Ind.
Dev.
Agcy.
Civic
Facs.
Rev.
(USTA
Nat'l.
Tennis
Ctr.
Proj.)
6.40%
11/15/0
8, (FSA
Insured)

New          Aaa    AAA    1,000,000        1,000,000      1,000,000     100,000        3,100,000
York
City
Ind.
Dev.
Agcy.
Ind.
Dev.
Rev.
(Japan
Airlines
Co. Ltd.
Proj.)
Series
91, 6%
11/1/15
(FSA
Insured)
LOC
Morgan
Guarant
y Trust
Co.
(AMT)

New          Baa2   BB+    8,000,000                       2,000,000                    10,000,000
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Americ
an
Airlines,
Inc.
Proj.)
6.90%
8/1/24

New          Baa2   BB+                                    4,325,000                    4,325,000
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Americ
an
Airlines,
Inc.
Proj.)
Series
1990,
8%
7/1/20*

New          A      A                                      15,560,000                   15,560,000
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
6%
1/1/15

New          A      A                                                    1,500,000      1,500,000
York
City
Ind.
Dev.
Agcy.
Split
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
5.70%
1/1/04
(AMT)

New          Aa     A+     4,215,000        4,215,000      4,215,000                    12,645,000
York
City
Muni.
Assistan
ce Corp.
Rdfg.
6%
7/1/05

New          Aa     A+     4,835,000        4,830,000      4,835,000                    14,500,000
York
City
Muni.
Assistan
ce Corp.
Rdfg.
6%
7/1/04

New          Aa     A+     1,000,000        1,000,000      1,000,000                    3,000,000
York
City
Muni.
Assistan
ce Corp.
Rfdg.
6%
7/1/06

New          Aaa    AAA    3,000,000        2,000,000      3,000,000     2,000,000      10,000,000
York
City
Muni.
Assistan
ce Corp.
Rfdg.
Series
,D 6%
7/1/05,
(AMBA
C
Insured)

New          Aa     A+     1,000,000                                                    1,000,000
York
City
Muni.
Assistan
ce Corp.
Rfdg.
Series E
6%
7/1/03

New          A      A-     8,000,000                                                    8,000,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
5.50%
6/15/23

New          A      A-     2,525,000                                                    2,525,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A, 7%
6/15/09
(FGIC
Insured)
(Pre-Re
funded
to
6/15/01
@101)(
d)

New          Aaa    AAA    500,000                                                      500,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A, 7%
6/15/16
(FGIC
Insured)
(Pre-Re
funded
to
6/15/01
@101.5
0) (d)

New          A      AAA    1,850,000                                                    1,850,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
7.375%
6/15/09(
Pre-Ref
unded
6/15/99
@101.5
0)(d)

New          A      AAA    1,250,000                                                    1,250,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
7.40%
6/15/09(
Pre-Ref
unded
to
6/15/00
@101.5
1) (d)

New          Aaa    AAA                                                  500,000        500,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
B,
5.375%
6/15/07
(AMBA
C
Insured)

New          A      A-     2,315,000                       2,320,000                    4,635,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.Rfd
g. Series
A,
5.50%
6/15/20

New          A      A-     10,485,000                      6,130,000                    16,615,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.Rfd
g. Series
B,
5.875%
6/15/26

New          Aaa    AAA                     3,500,000                                   3,500,000
York
City
Trust
Cultural
Resourc
es Rev.
(Museu
m of
Modern
Art)
Series
One,
5%
1/1/00
(AMBA
C
Insured)

New          Aaa    AAA                     1,250,000                                   1,250,000
York
City
Trust
Cultural
Resourc
es Rev.
(New
York
Botanic
al
Gardens
) 5.75%
7/1/16
(MBIA
Insured)

New          Baa1   BBB+                                                 1,000,000      1,000,000
York
Gen.
Oblig.
Rfdg.
Series ,
E 6.50%
2/15/06

New          Baa1   BBB+                                                 1,000,000      1,000,000
York
Gen.
Oblig.R
fdg.
Series D
5.75%
2/15/08

New          A      A                                                    500,000        500,000
York
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
6%
1/1/08(
AMT)

New          Aaa    AAA    1,250,000                                                    1,250,000
York
Metropo
litan
Trans.
Auth.
(Contra
ct
Commu
ter)
7.5%
7/01/19
9Escro
wed to
Maturit
y)(d)

New          Baa1   BBB                                    9,500,000                    9,500,000
York
Metropo
litan
Trans.
Auth.
Svc.
Contract
Trans.
Facs.Rf
dg.
Series 7,
0%
7/1/10

New          Aaa    AAA                     5,980,000                                   5,980,000
York
Metropo
litan
Trans.
Auth.
Trans.
Facs.
Rev.
Rfdg.
Series
N, 0%
7/1/11
(FGIC
Insured)

New          Aaa    AAA    3,250,000                                                    3,250,000
York
Metropo
litan
Trans.
Auth.(c
ontact.
Trans.
Facs.)
Series
A,
6.10%
7/1/26
(FSA
Insured)

New          Baa1   BBB    1,830,000                                                    1,830,000
York
Metropo
litan
Trans.
Auth.(C
ontract
Trans
Facs)
Series 3,
7.375%
7/1/08

New          Aaa    AAA                     8,090,000      1,000,000                    9,090,000
York
Metropo
litan
Trans.
Auth.Fa
cs. Rev.
Series
A, 6%
7/1/16
(FSA
Insured)

New          Aaa    AAA    3,500,000                       5,490,000                    8,990,000
York
Metropo
litan
Trans.
Auth.Fa
cs.Rev.
Series
A,
6.10%
7/1/21,
(FSA
Insured)

New          Baa1   BBB    1,700,000                       3,230,000                    4,930,000
York
Metropo
litan
Trans.
Auth.Sv
c.
Contract
Trans.
Facs.
Rfdg.
Series 7,
5.45%
7/1/07

New          Baa1   BBB    2,600,000                                     1,500,000      4,100,000
York
Metropo
litan
Trans.
Auth.Sv
c.Contra
ct
Rfdg.(T
ransit
Facs.)
Series 5,
6.90%
7/1/05

New          Aaa    AAA    5,000,000        5,150,000                                   10,150,000
York
Metropo
litan
Trans.
Auth.Tr
ans.
Facs.
Rev.
Rfdg.
Series
K,
6.30%
7/1/06
(MBIA
Insured)

New          Aaa    AAA    5,000,000        2,600,000                                   7,600,000
York
Metropo
litan
Trans.
Auth.Tr
ans.
Facs.
Rev.
Rfdg.
Series
K,
6.30%
7/1/07
(MBIA
Insured)

New          Baa1   BBB                                                  1,110,000      1,110,000
York
State
Ctfs. of
Prtn.
6.70%
9/1/97

New          Baa1   BBB                                                  500,000        500,000
York
State
Dorm
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.
Consoli
dated)
Series
A,
5.75%
7/1/07

New          Aaa    AAA    1,000,000                       1,240,000                    2,240,000
York
State
Dorm.
Auth.
Lease
Rev.
Rdfg.Se
ries A,
6%
7/1/05,
(AMBA
C
Insured)

New          Aaa    AAA    5,370,000        1,500,000                    500,000        7,370,000
York
State
Dorm.
Auth.
Lease
Rev.
Rfdg.(St
ate
Univ.
Dorm.
Facs.)
Series
A, 6%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     1,680,000                                   1,680,000
York
State
Dorm.
Auth.
Rev
(FIT
Student
Hsg.)
5.75%
7/1/04
(AMBA
C
Insured)

New          Baa1   BBB    3,515,000                                                    3,515,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
2nd
Series
A,
5.75%
7/1/07

New          Aaa    AAA    3,295,000                                                    3,295,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
C, 6%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     6,320,000                                   6,320,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
C,
6.25%
7/1/05
(AMBA
C
Insured)

New          Baa1   BBB    6,000,000                                                    6,000,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
D, 7%
7/1/09

New          Baa1   BBB                                    4,000,000                    4,000,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.)
Series
C,
7.50%
7/1/10

New          Baa1   BBB                                                  525,000        525,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.)
Series
U,
6.25%
7/1/03

New          Aaa    AA+    6,190,000                                     1,800,000      7,990,000
York
State
Dorm.
Auth.
Rev.
(Colum
bia
Univ.)
Series
A,
4.75%
7/1/14

New          Aaa    AA+    3,100,000        4,500,000                    2,100,000      9,700,000
York
State
Dorm.
Auth.
Rev.
(Colum
bia
Univ.)
Series
A,5.75
%
7/1/09

New          Baa1   BBB                                    5,000,000                    5,000,000
York
State
Dorm.
Auth.
Rev.
(Consoli
dated
City
Univ.
Sys.)
5.75%
7/1/09

New          Aaa    AAA                     1,590,000                                   1,590,000
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.)
5.75%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     1,500,000                                   1,500,000
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.)
5.75%
7/1/06
(AMBA
C
Insured)

New          Aaa    AAA                     1,650,000                                   1,650,000
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.Cor
p.)
5.75%
7/1/05
(AMBA
C
Insured)

New          Aaa    AAA                     2,000,000                                   2,000,000
York
State
Dorm.
Auth.
Rev.
(Ideal
Sr.
Living
Hsg.)
7.625%
8/1/28,
(MBIA
INsured
)

New          Baa1    --    2,000,000                                                    2,000,000
York
State
Dorm.
Auth.
Rev.
(Judicial
Facs.
Lease)
Series
B, 7%
4/15/16

New          Baa1   BBB                                                  1,000,000      1,000,000
York
State
Dorm.
Auth.
Rev.
(New
York
City
Univ.)
5.70%
7/1/05

New          Aaa    AAA                     5,500,000                                   5,500,000
York
State
Dorm.
Auth.
Rev.
(New
York
Med.Ce
nter)
5.25%
2/1/07(
AMBA
C
Insured)

New          Aaa    AAA                     1,260,000                                   1,260,000
York
State
Dorm.
Auth.
Rev. (St.
Josephs
Hosp.
Health
Ctr.) 6%
7/1/08
(MBIA
Insured)

New          Aaa    AAA                     1,500,000                                   1,500,000
York
State
Dorm.
Auth.
Rev. (St.
Josephs
Hosp.
Health
Ctr.) 6%
7/1/09
(MBIA
Insured)

New          Aaa    AAA                     1,820,000                                   1,820,000
York
State
Dorm.
Auth.
Rev. (St.
Vincent'
s Hosp.
& Med.
Ctr.) 6%
2/1/03
(AMBA
CInsure
d)

New          Aaa    AAA                     1,875,000                                   1,875,000
York
State
Dorm.
Auth.
Rev. (St.
Vincent'
s Hosp.
& Med.
Ctr.) 6%
8/1/03
(AMBA
CInsure
d)

New          Aaa    AAA                     2,000,000                                   2,000,000
York
State
Dorm.
Auth.
Rev.
(State
Univ.
Edl.
Facs.)
Series
A,
6.80%
5/15/00
(FGIC
Insured)

New          A1     A+                                     1,470,000                    1,470,000
York
State
Dorm.
Auth.
Rev.
(Strong
Memori
al
Hospital
) 5.10%
7/1/04

New          A1     A+                                                   1,000,000      1,000,000
York
State
Dorm.
Auth.
Rev.
(Univ.
Rochest
er-Stron
g
Memori
al
Hosp.)
5.20%
7/1/05

New          Aa     AA                                                   745,000        745,000
York
State
Dorm.
Auth.
Rev.
(Vassar
College)
6%
7/1/04

New          Aa     AA                                                   850,000        850,000
York
State
Dorm.
Auth.
Rev.
(Vassar
College)
6%
7/1/06

New          Baa1   BBB    1,260,000                                                    1,260,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
1988 D,
8.20%
7/1/12

New          Baa1   BBB    1,000,000                                                    1,000,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
C,
8.20%
7/1/14

New          Baa1   BBB    4,230,000                                                    4,230,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
D,
5.75%
7/1/12

New          Aaa    AAA    1,450,000                                                    1,450,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Colgate
Univ.)
6%
7/1/16
(MBIA
INSUR
ED)

New          Aaa    AAA    2,500,000                                                    2,500,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Colgate
Univ.)
6%
7/1/21
(MBIA
INSUR
ED)

New          Baa1   BBB+                                   2,375,000                    2,375,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Sate
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/10

New          Aaa    AAA                     2,950,000                                   2,950,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs)
Series
B,
5.25%
5/15/11
(FGIC
Insured)

New          Baa1   BBB+                                   1,000,000                    1,000,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
5.50%
5/15/26

New          Baa1   BBB+      10,055,000                   7,850,000                    17,905,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.25%
5/15/15

New          Aaa    AAA                     6,700,000                                   6,700,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/07
(FGIC
Insured)

New          Aaa    AAA                     6,000,000                                   6,000,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/09
(AMBA
C
Insured)

New          Baa1   BBB+   1,250,000                                                    1,250,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/13

New          Baa1   BBB+   5,000,000                       3,000,000                    8,000,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A, 6%
5/15/16

New          Baa1   BBB+                    3,000,000                    1,000,000      4,000,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/04

New          Baa1   BBB+   4,600,000                       2,480,000                    7,080,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/05

New          Baa1   BBB+                                   1,900,000     1,500,000      3,400,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/06

New          Baa1   BBB+   275,000                                                      275,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
7.375%
5/15/14

New          Baa1   BBB+   2,250,000                                                    2,250,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/05

New          Baa1   BBB+                                   2,475,000                    2,475,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/09

New          Baa1   BBB+                                   2,290,000     500,000        2,790,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/10

New          Baa1   BBB+   1,445,000                       2,000,000                    3,445,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
7.50%
5/15/11

New          Baa1   BBB+                                   1,450,000                    1,450,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ. of
NY)
Series
A,
5.875%
5/15/17

New          Aaa    AAA                                    5,225,000                    5,225,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
Series
A, 6%
7/1/04
(AMBA
C
Insured)




New          Aaa      AAA                  2,175,000                                2,175,000
York
State
Dorm.
Auth.
Rev.
Rfdg.(M
anhattan
ville)
0%
7/1/10
(MBIA
Insured)

New          Aaa      AAA                  3,090,000                                3,090,000
York
State
Dorm.
Auth.
Rev.
Rfdg.(N
ew York
Univ.
Law
School)
7.625%
7/1/09
(MBIA
Insured)

New          Baa1     BBB+                               2,725,000                  2,725,000
York
State
Dorm.
Auth.
Rev.
Rfdg.(St
ate
Univ.
Edl.
Facs.)
Series
A, 6%
5/15/25

New          Aa       AA                                               300,000      300,000
York
State
Dorm.
Auth.
Rev.
Rfgd.
(Vassar
College)
6%
7/1/03

New          A1       A                                  3,500,000                  3,500,000
York
State
Energy
Researc
h &
Dev.
Auth.
Gas
Facs.
Rev.
RIB
(Brookl
yn
Union
Gas)
8.820%
4/1/20
INFL(e)

New          Aaa      AAA                  2,250,000                                2,250,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Central
Hudson
Gas)
Series
B,
7.375%
10/1/14
(FGIC
Insured)

New          Aaa      AAA                                              1,000,000    1,000,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.Rfd
g. Series
E,
5.90%
12/1/06,
(MBIAI
nsured)

New          A1       A+     10,500,000                                             10,500,000
York
State
Energy
Researc
h &
Dev.
Auth.Fa
cs. Rev.
Rfdg.
(Consoli
dated
Edison
Co.)
Series
A,
6.10%
8/15/20

New          A1       A                                  3,500,000                  3,500,000
York
State
Energy
Researc
h &
Dev.
Auth.Ga
s Facs.
Rev.
(Brookl
yn
Union
Gas )
Series
A,
3.66%
7/1/26

New          Aaa      AAA                  3,060,000                                3,060,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.-Re
volving
Fund)(P
ooled
Loan)
Series
C,
5.85%
7/15/15

New          Aa       A      3,000,000                                              3,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
A, 7%
6/15/12

New          Aa       A                    1,000,000     1,000,000                  2,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
A, 7%
6/15/12

New          Aaa      AAA                  2,725,000                                2,725,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.30%
11/15/0
5

New          Aaa      AAA                  2,000,000                                2,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.30%
5/15/05

New          Aaa      AAA    1,840,000                                 1,000,000    2,840,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.40%
11/15/0
6

New          Aa       A-                   1,500,000                   1,500,000    3,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
E,
6.25%
6/15/05
(AMBA
C
Insured)

New          Aa       A      3,500,000                                              3,500,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
E,
6.50%
6/15/14

New          Aa       A                                  4,000,000                  4,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesA,
6.80%
6/15/01

New          Aaa      AAA                                1,000,000                  1,000,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
5.90%
5/15/01

New          Aaa      AAA    2,240,000                   2,240,000     1,000,000    5,480,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
6.10%
5/15/03

New          Aaa      AAA    1,250,000                   1,250,000                  2,500,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
6.20%
11/15/0
4

New          Baa       --                                12,500,000                 12,500,000
York
State
Envir.
Facs.
Corp.
Resourc
es
Recover
y Rev.
(Huntin
gton
Proj.)
Series
A,
7.50%
10/1/12
*

New          Aa       A                                                1,100,000    1,100,000
York
State
Environ
mental
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng Fund
New
York
City
Muni.)
Series
A,
6.90%
6/15/02

New          Aaa      AAA    2,220,000                                              2,220,000
York
State
Environ
mental
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Pooled
Loan B,
5.20
5/15/14

New          A        A-                                               1,000,000    1,000,000
York
State
Gen.Obl
ig.
Crossov
er Rfdg.
7.50%
11/15/0
0

New          A        A      5,180,000                                              5,180,000
York
State
Hsg.
Fin.
Agcy.
Rev. (St.
John
Village
Proj.)
Section
8,
8.25%
5/1/09

New          Aaa      BBB                  5,000,000                                5,000,000
York
State
Hsg.
Fin.
Agcy.
Svc.
Contract
Oblig.
Rev.
Series
A,
7.80%
9/15/11
(Pre-Re
funded
to
3/15/01
@ 102)

New          A        A      7,440,000     4,100,000                                11,540,000
York
State
Local
Gov't.
Assistan
ce Corp.
Rev.
Rfdg.
Series
E, 5%
4/1/21

New          A        A      7,900,000     2,500,000     3,275,000                  13,675,000
York
State
Local
Gov't.
Assistan
ce Corp.
Rfdg.
Series
C,
5.50%
4/1/17

New          A        A                                                500,000      500,000
York
State
Local
Gov't.
Assistan
ce Corp.
Rfdg.
Series
E, 6%
4/1/14

New          A        A      2,585,000                   2,000,000                  4,585,000
York
State
Local
Gov't.
Assistan
ce Corp.
Series
A,
5.80%
4/1/10

New          A        A      7,000,000     4,425,000     5,595,000                  17,020,000
York
State
Local
Gov't.
Assistan
ce Corp.
Series
B, 6%
4/1/18

New          A        A                                                2,500,000    2,500,000
York
State
Local
Gov't.
Assistan
ce
Corp.Se
ries A,
7%
4/1/04

New          A        A      4,500,000     8,000,000     11,100,000                 23,600,000
York
State
Local.
Gov't.
Assistan
ce Corp.
Rfdg.
Series
E,
5.25%
4/1/16

New          Aa       AAA    3,000,000                                              3,000,000
York
State
Med.
Care
Facs.
Fin.
Agcy
Rev.
(Presbyt
erian
Hosp.)
Series
A,
5.25%
8/15/14

New          Aaa      AAA                  4,000,000                                4,000,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Beth
Israel
Med.
Ctr.)
Series
A,
7.50%
11/1/10
(MBIA
Insured)

New          Aaa      AAA                  1,250,000                                1,250,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Long-
Term
Health
Care)
Series
A,
6.80%
11/1/14
(Cap.
Guarant
y
Insured)

New          Aaa      AAA                  2,290,000                                2,290,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mary
Imogen
e Basset
Hosp.)
Series
A,
7.125%
11/1/20
(MBIA
Insured)

New          Baa1     BBB+   135,000                                                135,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Facs.)
Series
A,
7.50%
2/15/21

New          Baa1     BBB+                 450,000                                  450,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Scvs.
Facs.)
Series
D,
7.40%
2/15/18

New          Baa1     BBB+                 1,175,000                                1,175,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Scvs.
Facs.)
Series
D,
7.40%
2/15/18
(Pre-Re
funded
to
2/15/02
! 102)

New          Baa1     BBB+   885,000                                                885,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Svcs.
Facs.
Impt.)
Series
B,
7.875%
8/15/20

New          Baa1     BBB+                 15,000                                   15,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Svcs.
Facs.
Impt.)
Series
D,
7.40%
2/15/18

New          Aaa      AAA                  1,700,000                   1,500,000    3,200,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(North
Shore
Med.Ctr
 .) 7.25%
11/1/11
(MBIA
Insured)

New          Aaa      AAA                  6,000,000                                6,000,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(North
Shore
Univ.
Hosp.
Mtg.
Proj.)
Series
A,
7.20%
11/1/20
(MBIA
Insured)

New          A        A      3,500,000                                              3,500,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Good
Samarit
an
Hosp.
Proj.)
Series
A, 8%
11/1/13

New          Baa1     BBB+   4,225,000                                              4,225,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Mental
Health
Svcs.
Facs)
Series
A,
8.875%
8/15/07

New          Baa1     BBB+   325,000                                                325,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Mental
Health
Svcs.
Facs.)
Series
B,
7.875%
8/15/20
(Pre-Re
funded
to
8/15/00
@ 102)

New          Aaa      AAA    1,000,000                                              1,000,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Special
Oblig.
(Mental
Health
Care
Svcs.
Facs.
Impt.)
Series
A,
8.40%
5/1/06
(escrow
ed to
maturity
)

New          Aaa      AAA    1,600,000     1,400,000     1,400,000                  4,400,000
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
5.50%
4/1/19
(AMBA
C
Insured)

New          Aa        --    2,000,000                                              2,000,000
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
53,
5.90%
10/1/17

New          Aa        --    2,775,000     2,200,000     2,200,000                  7,175,000
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
60,
6.05%
4/1/26
(AMT)

New          Aa        --                                2,500,000                  2,500,000
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
HH-3,
7.95%
4/1/22*

New          Aa        --                                2,505,000                  2,505,000
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
SS,
7.95%
10/1/22
*

New          Aaa      AAA    4,000,000                   7,000,000                  11,000,000
York
State
Pwr.
Auth.
Rev. &
Gen.
Purp.
Series
CC,
5.125%
1/1/11
(FGIC
Insured)

New          Aa       AA-                                              250,000      250,000
York
State
Pwr.Aut
h.Rev&
Gen.Pur
p.Rfdg.
Series
W,
6.50%1/
1/08

New          Baa1     BBB+                               1,000,000                  1,000,000
York
State
Series
B,
7.50%
2/1/02

New          A1       A      3,000,000                                              3,000,000
York
State
Thruwa
y Auth.
Gen.
Rev.
Series
A,
5.80%
1/1/06

New          Aaa      AAA                  3,620,000                                3,620,000
York
State
Thruwa
y Auth.
Gen.
Rev.
Series
C,
6.50%
1/1/01
(FGIC
Insured)

New          Aaa      AAA    5,590,000                   1,750,000     500,000      7,840,000
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund
Series
A,
6.25%
4/1/04,
(MBIA
Insured)

New          Aaa      AAA    425,000       1,475,000                                1,900,000
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund,
Series
B,
5.125%
4/1/15
(MBIA
Insured)

New          Aaa      AAA    6,000,000     3,240,000                                9,240,000
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund,
Series
B, 6%
4/1/03,
(AMBA
C
Insured)

New          Aaa      AAA                  1,000,000                                1,000,000
York
State
Thruwa
y Auth.
Hwy. &
BridgeT
rust
Fund
Series
B,
6.40%
4/1/04
(FGIC
Insured)

New          Baa1     BBB    1,000,000                                              1,000,000
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
5.75%
4/1/08

New          Baa1     BBB                                3,070,000                  3,070,000
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
5.75%
4/1/16

New          Baa1     BBB    2,500,000                   2,500,000                  5,000,000
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
7.25%
1/1/10
(Pre-Re
funded
to
1/1@10
2)(d)

New          Aaa      AAA                                2,000,000                  2,000,000
York
State
Tollway
Auth.(H
wy. &
Bridge
Trust
Fund)
Series
A, 6%
4/1/00
(AMBA
C
Insured)

New          Aaa      AAA    2,000,000                   6,900,000                  8,900,000
York
State
Tollway
Auth.(H
wy.&Bri
dge
Trust
Fund)
Series
B, 6%
4/1/04
(MBIA
Insured)

New          Aaa       --    1,000,000                                              1,000,000
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 1,
7.75%
1/1/14
(Pre-Re
funded
to
1/1/00
@ 102)

New          Baa1     BBB    1,455,000                                              1,455,000
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 5,
5.90%
1/1/08

New          Baa1     BBB    4,000,000                   1,750,000                  5,750,000
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 6,
5.375%
1/1/15

New          Aaa      BBB    2,250,000                                              2,250,000
York
State
Urban
Dev.
Corp.
Rev.
(Onond
adga
County
Convent
ion
Proj.)
7.875%
1/1/20
(Pre-Re
funded
to
1/1/01
@ 102)

New          Baa1     BBB                                              1,000,000    1,000,000
York
State
Urban
Dev.
Corp.
Rev.
Rfdg.
(Syracu
se Univ.
Ctr.)
5.20%
1/1/03

New          Baa1     BBB                                              700,000      700,000
York
State
Urban
Dev.
Corp.
Rev.
Rfdg.(C
orrectio
nal Cap.
Facs.)
Series
A,
6.30%
1/1/03

New          Aaa      AAA                  2,515,000                                2,515,000
York
State
Urban
Dev.
Corp.
Rev.(Sp
orts Fac.
Assistan
ce
Prog.)
Series
A,
6.25%
4/1/06
(MBIA
Insured)

New          Aaa      AAA                  2,500,000                                2,500,000
Yrok
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.
Consoli
dated)
5.50%
7/1/16
(AMBA
C
Insured)

Niagara      Aaa      AAA                  10,000,000                               10,000,000
Falls
Bridge
Commis
sion
Toll
Rev.
Series
B,
5.25%
10/1/15,
(FGIC
Insured)

Niagara      Aaa      AAA                  1,200,000                                1,200,000
Falls
Pub
Impt.
7.50%
3/1/17
(MBIA
Insured)

Niagara      Aaa      AAA                  1,155,000                                1,155,000
Falls
Pub.Imp
t. 7.50%
3/1/10
(MBIA
Insured)

Niagara      Aaa      AAA                  1,245,000                                1,245,000
Falls
Pub.Imp
t. 7.50%
3/1/11
(MBIA
Insured)

Niagara      Aaa      AAA                  1,060,000                                1,060,000
Falls
Pub.Imp
t. 7.50%
3/1/16
(MBIA
Insured)

Niagara      Aaa      AAA                  995,000                                  995,000
Falls
Pub.Imp
t.7.50%
3/1/08
(MBIA
Insured)

Niagara      Aaa      AAA                                              1,000,000    1,000,000
Falls
Wtr.
Treatme
nt 7%
11/1/13,
(MBIA
Insured)

North        Aaa      AAA    2,000,000                                              2,000,000
Hemste
ad Rfdg.
Series
B,
6.10%
4/1/06(F
GIC
INSUR
ED)

Ononda       Aaa      AAA    1,420,000     1,410,000     6,170,000                  9,000,000
ga
County
Indl.
Dev.
Agy.
Rev.
(Bristol
-Meyer
s Squibb
Co.
Proj.)
5.75%
3/1/24
(AMT)

Oyster       Aa        --                                1,555,000                  1,555,000
Bay
Pub.
Impt.
Rfdg.
5.50%
2/15/06

Rocklan      Aaa      AAA                  1,475,000                                1,475,000
d
County
Gen.
Oblig.
6%
8/15/05
(AMBA
C
Insured)

Rocklan      Aaa      AAA                  1,550,000                                1,550,000
d
County
Gen.
Oblig.
6%
8/15/06
(AMBA
C
Insured)

Suffolk      Aaa      AAA                  1,200,000                                1,200,000
County
Gen.Obl
ig.Serie
B, 5%
10/15/0
3
(AMBA
C
Insured)

Suffolk       --      BBB                                965,000                    965,000
County
Ind.
Dev.
Agcy.
Rev.
(Dowlin
g
College)
8.25%
12/1/20(
Pre-Ref
unded
to
12/1/00
@
102)(d)

Suffolk      Aaa      AAA                  1,500,000                   1,340,000    2,840,000
County
Ind.
Dev.
Agcy.
Southw
est Swr.
Sys.
Rev.Rfd
g. 6%
2/1/07,
(FGIC
Insured)

Suffolk      Aaa      AAA                  2,500,000                                2,500,000
County
Ind.
Dev.
Agcy.
Southw
est Swr.
Sys.
Rev.Rfd
g. 6%
2/1/08,
(FGIC
Insured)

Suffolk      Aaa      AAA                  1,650,000                                1,650,000
County
Southw
est Swr.
Dist.Rfd
g. 6%
2/1/05
(MBIA
Insured)

Suffolk      Aaa      AAA                                4,570,000                  4,570,000
County
Southw
est
Swr.Dist
 .Rfdg.
6%
2/1/04
(MBIA
Insured)

Suffolk      Aaa      AAA    3,380,000                                              3,380,000
County
Unltd.T
ax,
Series
A, 6%
8/1/05,
(AMBA
C
Insured)

Suffolk      Aaa      AAA    4,000,000                                              4,000,000
County
Wtr.
Auth.
Wtrwks.
Rev. 5%
6/1/15
(MBIA
Insured)

Suffolk      Aaa      AAA                  2,000,000                                2,000,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr,
Lien)
5.10%
6/1/09
(MBIA
Insured)

Suffolk      Aaa      AAA                  4,500,000                                4,500,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr.
Lien)
5.10%
6/1/10,
(MBIA
Insured)

Suffolk      Aaa      AAA                  30,000                                   30,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr.Lien
)
7.375%
6/1/12
(AMBA
C
Insured)

Suffolk      Aaa      AAA                  3,500,000     3,060,000                  6,560,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
6%
6/1/17,
(MBIA
Insured)

Suffolk      Aaa      AAA                                              30,000       30,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
Series
C,
5.75%
6/1/10,
(AMBA
C
Insured)
(Pre-Re
funded
to
6/1/02
@102)
(d)

Syracus      Baa1     BBB+   1,265,000                                              1,265,000
e Ind.
Dev.
Agcy.
Civic
Facs.
Rev. (St.
Joseph's
Hosp.
Health
Ctr.
Proj.)
7.50%
6/1/18

Syracus       --      A      2,445,000                                              2,445,000
e Ind.
Dev.
Agcy.
Parking
Facs.
Rev.
(Syracu
se Econ.
Dev.
Corp.)
Series
A,
7.70%
6/1/15

Triboro      Aa       A+     1,000,000                                              1,000,000
ugh
Bridge
&
Tennel
Auth.
Rev.
(Gen.Pu
rp.)
Series
A,
4.60%
1/1/04

Triboro      Baa1     BBB    2,500,000                   1,500,000                  4,000,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Conven
tion Ctr.
Proj.)
Series
E, 6%
1/1/11

Triboro      Baa1     BBB    2,000,000     1,700,000     6,170,000                  9,870,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Conven
tion Ctr.
Proj.)
Series
E,
7.25%
1/1/10

Triboro      Aa       A+     1,685,000                                              1,685,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Gen.
Purp.)
Series
A,
4.75%
1/1/14

Triboro      Aaa      AAA    1,580,000                                              1,580,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Gen.
Purp.)
Series
R, 6%
1/1/20

Triboro      Aa       A+                                               500,000      500,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Gen.
Purp.
Series
A, 6%
1/1/11

Triboro      Aa       A+                                               1,500,000    1,500,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Gen.
Purp.
Rfdg.
Series
Y,
5.50%
1/1/03

Triboro      Aa       A+                   6,000,000     2,700,000                  8,700,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
Y,
5.50%
1/1/17

Triboro      Aa       A+     7,410,000                   7,600,000                  15,010,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
Y, 6%
1/1/12

Triboro      Aa       A+                   5,000,000                                5,000,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
(Gen.
Purp.)
Series
B, 6%
1/1/04

Triboro      Aa       A+                   1,250,000     1,250,000                  2,500,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
B, 6%
1/1/03

Triboro      Aa       A+     2,000,000                                              2,000,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.(G
en.
Purp.)
Series
B, 5%
1/1/14

Triboro      Aaa      AAA                                              90,000       90,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Series
R, 6%
1/1/20,
(MBIA
Insured)
(Pre-Re
funded
to
1/1/00
@ 100)

Yonkers      Aaa      AAA                  1,020,000                                1,020,000
Gen.
Oblig.
Rev. 6%
8/1/04
(FGIC
Insured)

Yonkers      Aaa      AAA                  1,080,000                                1,080,000
Gen.
Oblig.
Rev. 6%
8/1/05
(FGIC
Insured)

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

NEW                                                                                 0
YORK&
NEW
JERSEY

New          A1       AA-                                3,000,000                  3,000,000
York &
New
Jersey
Port
Auth.
Consoli
dated
76th
Series,
6.50%
11/1/26
*

New          A1       AA-    2,300,000                                              2,300,000
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/15

New          A1       AA-                                2,000,000                  2,000,000
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/16

New          A1       AA-                  2,000,000                                2,000,000
York &
New
Jersey
Port
Auth.
Consoli
dated
73rd
Series,
6.75%
10/15/0
6
(AMT)

New          A1       AA-                                1,675,000                  1,675,000
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/18

New          A1       AA-    15,525,000                  7,000,000                  22,525,000
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.375%
3/1/28

New          A1       AA-    2,075,000     2,075,000                                4,150,000
York &
New
Jersey
Port
Auth.
Consoli
dated
92nd
Series,
4.75%
1/15/29

New          Aaa      AAA                                5,040,000                  5,040,000
York &
New
Jersey
Port
Auth.
Consoli
dated
99th
Series,
7%
11/1/04
(FGIC
Insured)

New          A1       AA-                  1,530,000                                1,530,000
York &
New
Jersey
Port
Auth.
Rfdg.
Consoli
dated
107th
Series,
6%
10/15/0
6

New          Aaa      AAA                                2,420,000                  2,420,000
York &
New
Jersey
Port
Auth.
Consoli
dated
Series
104-3rd
, 4.75%
1/15/26,
(AMBA
C
Insured)

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

PUERTO                                                                              0
RICO --
1.0 %

Puerto        --      AAA                                              500,000      500,000
Rico
Commo
nwealth
Pub.
Impt.
6.80%
7/1/21
(Pre-Re
funded
to
7/1/02
@
101.50)

Puerto       Baa      BBB    6,270,000                                              6,270,000
Rico
Commo
nwealth
Urban
Renewa
l & Hsg.
Corp.
Rfdg.
7.875%
10/1/04

Puerto       Baa1     BBB+                               1,500,000                  1,500,000
Rico
Infrastru
cture
Fing.
Auth.
Spl. Tax
Series
1988 A,
7.75%
7/1/08

Puerto       Aaa      AAA    4,800,000                                              4,800,000
Rico
Tel.
Auth.
Rev.
7.219%
1/6/15
(MBIA
Insured)
INFL
(e)

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

TOTAL                                                                               0
MUNI
CIPAL
BONDS

                                                                                    0

                                                                                    0

                                                                                    0

                                                                                    0

MUNI                                                                                0
CIPAL
NOTES

NEW                                                                                 0
YORK

Chautau       --       --                                900,000                    900,000
qua
County
Ind.
Dev.
Agcy.
Ind.Dev.
Rev.
(Bush
Industri
es, Inc.
Proj.)
Series
84,
4.15%,
LOC
Mellon
Bank
NA,
VRDN

Erie          --      A-1                                              280,000      280,000
County
Ind.
Dev.
Auth.
Ind.
Dev.
Rev.
(Nation
al Wire
Prods.)
Series
1988 E,
3.30%,
LOC
Marine
Midland
Bank,
VRDN
(AMT)

New          VMIG 1    --                  1,900,000                                1,900,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
sys.
Rev.,VR
ND
Series
1992-C,
3.65%
(FGIC
Insured)

New          VMIG 1   A-1+                 800,000                                  800,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.,VR
ND
Series
1994 C,
3.65%
(FGIC
Insured)

New          VMIG 1   A-1+                 300,000                                  300,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.,VR
ND
Series
1995-A
, 3.75%
(FGIC
Insured)

New           --       --    1,600,000                                 300,000      1,900,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Niagra
Mohaw
k
Pwr.Cor
p.)
Series
1987 A,
3.85%,
LOC
Toronto
-Domin
ion
Bank,
Canada

New          VMIG 1   A-1+                                             300,000      300,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Elec. &
Gas
Corp.)
Series
1994 D
3.65,
LOC
Union
Bank of
Switzerl
and

New          P-1       --                                1,200,000                  1,200,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagar
a
Mohaw
k
Pwr.Cor
p.)VRD
N Series
1985 C,
3.60%,
LOC
Mitsubi
shi
Trust &
Banking

New          P-1       --                                              300,000      300,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Niagar
a
Mohaw
k
Pwr.Cor
p.)
Series
1985 B,
3.70%
LOC
Toronto
-Domin
ion
Bank
canada

New           --      A-1+   1,700,000                                              1,700,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Proj.),V
RDN
Series
1985 A,
3.75%,
LOC
Toronto
-Domin
ion
Bank,Ca
nada

New           --      A-1+                               1,200,000     500,000      1,700,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)VRN
D Series
1987 B,
3.75%,
LOC
Morgan
Guarant
y Trust
Co.

New           --      A-1+                               900,000       1,000,000    1,900,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)VRN
D Series
1988 A,
3.75%,
LOC
Morgan
Guarant
y Trust
Co.,

New          VMIG 1   A-1+                                             400,000      400,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Elec &
Gas
Corp.)3.
55%
LOC
Westpac
Banking
Corp.

New          P-1       --    200,000                     600,000       300,000      1,100,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)
VRND
Series
1986 A,
3.75%,
LOC
Toronto
-Domin
ion
Bank
Canada











NEW
YORK&
NEW
JERSEY

New          MIG 1    SP-1                                             515,000      515,000
York &                +
New
Jersey
Port
Auth.
Series
SS,
4.90%
9/1/97
(AMT)





TOTAL
MUNI
CIPAL
NOTES





TOTAL
INVES
TMEN
TS





MUNI                       FIDELITY NY      FIDELITY NY    SPARTAN NY    SPARTAN NY
CIPAL                      MUNI INCOME      INS MUNI INC   MUNI INCOME   MUNI INC      COMBINED
BONDS

NEW
YORK

Albany       Aaa    AAA    1,300,500                                                   1,300,500
County
Gen.
Oblig.
5.85%
6/1/13
(FGIC
Insured)

Albany       Aaa    AAA                     6,253,500                                  6,253,500
County
Rfdg.
5%
10/1/12
(FGIC
Insured)

Babylon      Aaa    AAA                                                  467,250       467,250
Waste
Facs.
9%
8/1/09
(FGIC
Insured)

Brookha      Aaa    AAA                     1,104,563                                  1,104,563
ven
5.30%
10/1/04
(FGIC
Insured)

Buffalo      Aaa    AAA                     5,379,375                                  5,379,375
Swr.
Auth.S
wr.
Sys.Rev
 . Series
G, 5%
7/1/12
(FGIC
Insured)

Canand       Aaa    AAA                                                  530,450       530,450
aigua
School
Dist.
Rfdg.
5.25%
6/1/07
(AMBA
C
Insured)

Cherry       Aaa    AAA                     539,944                                    539,944
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/14
(MBIA
Insured)

Cherry       Aaa    AAA                     540,487                                    540,487
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/15
(MBIA
Insured)

Cherry       Aaa    AAA                     541,031                                    541,031
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/16
(MBIA
Insured)

Cherry       Aaa    AAA                     543,750                                    543,750
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/17
(MBIA
Insured)

Cherry       Aaa    AAA                     545,755                                    545,755
Valley
Springfi
eld
Central
School
Dist.
Unltd.
Tax
7.80%
5/1/18
(MBIA
Insured)

Clifton      Aaa    AAA                     1,665,300                                  1,665,300
Park
Wtr.
Auth.
Wtr.
Sys.
Rev.
Rfdg.
5%
10/1/18
(FGIC
Insured)

Erie         Aaa    AAA                     1,182,500                                  1,182,500
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/04
(FGIC
Insured)

Erie         Aaa    AAA                     1,077,500                                  1,077,500
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/05
(FGIC
Insured)

Erie         Aaa    AAA                     1,111,112                                  1,111,112
County
Gen.
Oblig.
Unltd.
Tax
Series
A, 6%
2/1/06
(FGIC
Insured)

Erie         Aaa    AAA    1,483,125                                                   1,483,125
County
Series
B, 5.5%
6/15/14
(FGIC
Insured)

Erie         A      AA     2,112,500                                                   2,112,500
County
Wtr.
Auth.
Impt. &
Extensi
on Rev.
3rd
Series,
6.10%
12/1/04
(Escrow
ed to
Maturit
y)

Erie         Aaa    AAA                     274,622                                    274,622
County
Wtr.
Auth.
Wtr.
Rev.
Rfdg.
(Fourth
Resoluti
on) 0%
12/1/17
(AMBA
C
Insured)

Franklin      --    BBB-   872,000                         2,103,700                   2,975,700
County
Ctfs. of
Prtn.
(Court
House
Redev.
Proj.)
8.125%
8/1/06

Hempst       Baa1   A-                                                   2,294,402     2,294,402
ead
Town
Ind.
Dev.
Agcy.
Resourc
es
Recover
y Rev.
(Americ
an Rfdg.
Fuel
Co.)
7.375%
12/1/05

Metropo      Baa1   BBB    6,129,000                                                   6,129,000
litan
Trans.
Auth.
Svc.
Contract
(Comm
uter
Facs.)
Series 3,
7.375%
7/1/08

Monroe       Aa     AA-                                    1,082,500                   1,082,500
County
Gen.
Oblig.
6%
6/1/06

Monroe       Aa     AA-    4,156,950                                                   4,156,950
County
Gen.
Oblig.
Bond
6.50%
6/1/06

Monroe       Aa     AA-                                    1,445,913     1,103,750     2,549,663
County
Gen.Obl
ig.
6.50%
6/1/04

Monroe       Aa     AA-    2,330,094                                                   2,330,094
County
Gen.Obl
ig.Bond
6%
6/1/05

Monroe       Aaa    AAA                     1,009,075                                  1,009,075
County
Pub.
Impt.
Unltd
Tax
6.50%
06/1/07
(AMBA
C
Insured)

Monroe       Aaa    AAA                                                  1,494,375     1,494,375
County
Pub.
Impt.
Unltd.
Tax 5%
6/1/07
(AMBA
C
Insured)

Monroe       Aaa    AAA                     105,806                                    105,806
County
Pub.
Impt.
Unltd.
Tax
6.50%
06/1/07
(AMBA
C
Insured)
(Escrow
ed to
Maturit
y)

Monroe       Aa     AA-                     3,825,187                                  3,825,187
County
Pub.
Impt.
Unltd.
Tax
6.50%
6/1/05

Monroe       Aaa    AAA                     1,130,000                                  1,130,000
County
Pub.
Impt.
Unltd.
Tax 7%
6/1/03
(FGIC
Insured)

Monroe       Aaa    AAA                     2,453,687                                  2,453,687
County
Pub.
Impt.
Unltd.
Tax 7%
6/1/04
(FGIC
Insured)

Monroe       Aaa    AAA                     2,135,000      3,522,750                   5,657,750
County
Pub.
Impt.
Unltd.T
ax.
6.10%
3/1/04
(MBIA
Insured)

Monroe       Aa     AA-                     1,630,800                                  1,630,800
County
Unltd
Tax 6%
6/1/04

Nassau       Aaa    AAA                                                  356,125       356,125
County
Combin
ed Swr.
Dist.Rfd
g. Series
E,
5.30%
7/1/07
(MBIA
Insured)

Nassau       Aaa    AAA                                    4,450,000                   4,450,000
County
Gen.
Oblig.
Rfdg.
Series
A,
6.50%
5/1/07
(FGIC
Insured)

Nassau       Aaa    AAA    2,620,887                                                   2,620,887
County
Gen.
Oblig.
Series F,
5.20%
9/1/11
(FGIC
Insured)

Nassau       Aaa    AAA    2,045,187                                                   2,045,187
County
Gen.
Oblig.
Series F,
5.25%
11/1/15
(AMBA
C
Insured)

Nassau       Aaa    AAA                                    2,843,550                   2,843,550
County
Gen.
Oblig.
Series P,
6.30%
11/1/00
(FGIC
Insured)

Nassau       Aaa    AAA                     1,092,500                                  1,092,500
County
Gen.
Oblig.
Series P,
6.30%
11/1/03
(FGIC
Insured)

Nassau       Aaa    AAA                                    2,606,681                   2,606,681
County
Gen.
Oblig.
Series
R,
5.125%
11/1/05
(FGIC
Insured)

Nassau       Aaa    AAA                     2,431,250                                  2,431,250
County
Gen.
Oblig.
Series T,
5.20%
9/1/11
(FGIC
Insured)

Nassau       Aaa    AAA                     1,466,250                                  1,466,250
County
Gen.
Oblig.
Series
U,
5.25%
11/1/11
(AMBA
C
Insured)

New          Aaa    AAA                     2,077,394                                  2,077,394
York
City
Edl.
Constru
ction
Fund
6.25%
10/1/03
(MBIA
Insured)

New          Baa1   BBB+                                                 1,032,500     1,032,500
York
City
Gen.
Oblig.
Rfdg.
Series A
6.25%
8/1/08

New          Baa1   BBB+   2,180,000                                                   2,180,000
York
City
Gen.
Oblig.
Rfdg.
Series
A, 7%
8/1/03

New          Baa1   BBB+                                   5,468,750                   5,468,750
York
City
Gen.
Oblig.
Rfdg.
Series
A, 7%
8/1/04

New          Baa1   BBB+                                                 1,344,388     1,344,388
York
City
Gen.
Oblig.
Rfdg.
Series
B,
5.70%
8/15/02

New          Baa1   BBB+   1,200,712                       1,195,581                   2,396,293
York
City
Gen.
Oblig.
Rfdg.
Series
B,
5.70%
8/15/02

New          Aaa    AAA                     1,890,000                                  1,890,000
York
City
Gen.
Oblig.
Rfdg.
Series
E,
6.20%
8/1/07
(MBIA
Insured)

New          Baa1   BBB+   7,604,687                                                   7,604,687
York
City
Gen.
Oblig.
Rfdg.
Series F,
6%
8/1/16

New          Aaa    AAA                     6,382,500                                  6,382,500
York
City
Gen.
Oblig.
Rfdg.
Series
H, 6%
8/1/07
(FGIC
Insured)

New          Aaa    AAA                     9,924,500                                  9,924,500
York
City
Gen.
Oblig.
Series
A-1,
6.25%
8/1/03
(AMBA
C
Insured)

New          Baa1   BBB+                                   5,525,000                   5,525,000
York
City
Gen.
Oblig.
Series
B,
7.50%
2/1/03

New          Baa1   BBB+                                   6,118,750                   6,118,750
York
City
Gen.
Oblig.
Series
B,
7.50%
2/1/07

New          Baa1   BBB+   5,450,000                       5,450,000                   10,900,000
York
City
Gen.
Oblig.
Series
B,
7.75%
2/1/06

New          Baa1   BBB+   1,093,750                                                   1,093,750
York
City
Gen.
Oblig.
Series
B,
Sub-Ser
ies B-1,
7.20%
8/15/08

New          Baa1   BBB+   6,345,000                                                   6,345,000
York
City
Gen.
Oblig.
Series
C,
6.40%
8/1/03

New          Aaa    AAA                     8,510,000                                  8,510,000
York
City
Gen.
Oblig.
Series
E, 6%
8/1/08
(FGIC
Insured)

New          Aaa    AAA                     948,750                                    948,750
York
City
Gen.
Oblig.
Series F,
3%
11/15/0
0
(MBIA
Insured)

New          Aaa    AAA                     6,279,487                                  6,279,487
York
City
Gen.
Oblig.
Series
G, 6%
10/15/0
6 (FGIC
Insured)

New          Baa1   BBB+   2,093,306                       3,670,013                   5,763,319
York
City
Gen.
Oblig.
Series
H, 7%
2/1/05

New          Aaa    BBB+   61,600                          100,800                     162,400
York
City
Gen.
Oblig.
Series
H, 7%
2/1/05
(Pre-Re
funded
to
2/1/02
@
101.50)

New          Baa1   BBB+   3,753,750                                                   3,753,750
York
City
Gen.
Oblig.
Series
H, 7%
2/1/06

New          Baa1   BBB+                                                 982,800       982,800
York
City
Gen.
Oblig.R
fdg.
Series
B,
6.20%
8/15/06

New          Aaa    BBB+                                   2,867,069                   2,867,069
York
City
Gen.
Oblig.S
eries A,
8%
8/15/21
(Pre-Re
funded
to
8/15/01
@101.5
0)(d)

New          Aaa    AAA    11,075,000                                                  11,075,000
York
City
Gen.Obl
ig.
Series
B,
6.75%
8/15/03,
(AMBA
C
Insured)

New           --    AA     4,188,677                                                   4,188,677
York
City
Hsg.
Dev.
Corp.
Mtg.
Rev.
(Multi-
Family
Hsg.)
Series
A,
8.125%
1/1/19
(GNMA
Coll.)

New          Aaa    AAA                                                  1,106,250     1,106,250
York
City
Ind.
Dev.
Agcy.
Civic
Facs.
Rev.
(USTA
Nat'l.
Tennis
Ctr.
Proj.)
6.40%
11/15/0
8, (FSA
Insured)

New          Aaa    AAA    1,026,250        1,026,250      1,026,250     102,625       3,181,375
York
City
Ind.
Dev.
Agcy.
Ind.
Dev.
Rev.
(Japan
Airlines
Co. Ltd.
Proj.)
Series
91, 6%
11/1/15
(FSA
Insured)
LOC
Morgan
Guarant
y Trust
Co.
(AMT)

New          Baa2   BB+    8,640,000                       2,160,000                   10,800,000
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Americ
an
Airlines,
Inc.
Proj.)
6.90%
8/1/24

New          Baa2   BB+                                    4,595,313                   4,595,313
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Americ
an
Airlines,
Inc.
Proj.)
Series
1990,
8%
7/1/20*

New          A      A                                      15,482,200                  15,482,200
York
City
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
6%
1/1/15

New          A      A                                                    1,546,875     1,546,875
York
City
Ind.
Dev.
Agcy.
Split
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
5.70%
1/1/04
(AMT)

New          Aa     A+     4,562,737        4,562,737      4,562,738                   13,688,212
York
City
Muni.
Assistan
ce Corp.
Rdfg.
6%
7/1/05

New          Aa     A+     5,221,800        5,216,400      5,221,800                   15,660,000
York
City
Muni.
Assistan
ce Corp.
Rdfg.
6%
7/1/04

New          Aa     A+     1,082,500        1,082,500      1,082,500                   3,247,500
York
City
Muni.
Assistan
ce Corp.
Rfdg.
6%
7/1/06

New          Aaa    AAA    3,251,250        2,167,500      3,251,250     2,167,500     10,837,500
York
City
Muni.
Assistan
ce Corp.
Rfdg.
Series
,D 6%
7/1/05,
(AMBA
C
Insured)

New          Aa     A+     1,076,250                                                   1,076,250
York
City
Muni.
Assistan
ce Corp.
Rfdg.
Series E
6%
7/1/03

New          A      A-     7,560,000                                                   7,560,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
5.50%
6/15/23

New          A      A-     2,793,281                                                   2,793,281
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A, 7%
6/15/09
(FGIC
Insured)
(Pre-Re
funded
to
6/15/01
@101)(
d)

New          Aaa    AAA    556,250                                                     556,250
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A, 7%
6/15/16
(FGIC
Insured)
(Pre-Re
funded
to
6/15/01
@101.5
0) (d)

New          A      AAA    2,011,875                                                   2,011,875
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
7.375%
6/15/09(
Pre-Ref
unded
6/15/99
@101.5
0)(d)

New          A      AAA    1,384,375                                                   1,384,375
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
A,
7.40%
6/15/09(
Pre-Ref
unded
to
6/15/00
@101.5
1) (d)

New          Aaa    AAA                                                  510,625       510,625
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.
Series
B,
5.375%
6/15/07
(AMBA
C
Insured)

New          A      A-     2,152,950                       2,157,600                   4,310,550
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.Rfd
g. Series
A,
5.50%
6/15/20

New          A      A-     10,367,044                      6,061,038                   16,428,082
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.Rfd
g. Series
B,
5.875%
6/15/26

New          Aaa    AAA                     3,578,750                                  3,578,750
York
City
Trust
Cultural
Resourc
es Rev.
(Museu
m of
Modern
Art)
Series
One,
5%
1/1/00
(AMBA
C
Insured)

New          Aaa    AAA                     1,256,250                                  1,256,250
York
City
Trust
Cultural
Resourc
es Rev.
(New
York
Botanic
al
Gardens
) 5.75%
7/1/16
(MBIA
Insured)

New          Baa1   BBB+                                                 1,062,500     1,062,500
York
Gen.
Oblig.
Rfdg.
Series ,
E 6.50%
2/15/06

New          Baa1   BBB+                                                 991,250       991,250
York
Gen.
Oblig.R
fdg.
Series D
5.75%
2/15/08

New          A      A                                                    515,625       515,625
York
Ind.
Dev.
Agcy.
Spl.
Facs.
Rev.
(Termin
al One
Group
Assoc.
Proj.)
6%
1/1/08(
AMT)

New          Aaa    AAA    1,389,062                                                   1,389,062
York
Metropo
litan
Trans.
Auth.
(Contra
ct
Commu
ter)
7.5%
7/01/19
9Escro
wed to
Maturit
y)(d)

New          Baa1   BBB                                    4,393,750                   4,393,750
York
Metropo
litan
Trans.
Auth.
Svc.
Contract
Trans.
Facs.Rf
dg.
Series 7,
0%
7/1/10

New          Aaa    AAA                     2,720,900                                  2,720,900
York
Metropo
litan
Trans.
Auth.
Trans.
Facs.
Rev.
Rfdg.
Series
N, 0%
7/1/11
(FGIC
Insured)

New          Aaa    AAA    3,359,687                                                   3,359,687
York
Metropo
litan
Trans.
Auth.(c
ontact.
Trans.
Facs.)
Series
A,
6.10%
7/1/26
(FSA
Insured)

New          Baa1   BBB    2,077,050                                                   2,077,050
York
Metropo
litan
Trans.
Auth.(C
ontract
Trans
Facs)
Series 3,
7.375%
7/1/08

New          Aaa    AAA                     8,363,037      1,033,750                   9,396,787
York
Metropo
litan
Trans.
Auth.Fa
cs. Rev.
Series
A, 6%
7/1/16
(FSA
Insured)

New          Aaa    AAA    3,631,250                       5,695,875                   9,327,125
York
Metropo
litan
Trans.
Auth.Fa
cs.Rev.
Series
A,
6.10%
7/1/21,
(FSA
Insured)

New          Baa1   BBB    1,683,000                       3,197,700                   4,880,700
York
Metropo
litan
Trans.
Auth.Sv
c.
Contract
Trans.
Facs.
Rfdg.
Series 7,
5.45%
7/1/07

New          Baa1   BBB    2,788,500                                     1,608,750     4,397,250
York
Metropo
litan
Trans.
Auth.Sv
c.Contra
ct
Rfdg.(T
ransit
Facs.)
Series 5,
6.90%
7/1/05

New          Aaa    AAA    5,550,000        5,716,500                                  11,266,500
York
Metropo
litan
Trans.
Auth.Tr
ans.
Facs.
Rev.
Rfdg.
Series
K,
6.30%
7/1/06
(MBIA
Insured)

New          Aaa    AAA    5,575,000        2,899,000                                  8,474,000
York
Metropo
litan
Trans.
Auth.Tr
ans.
Facs.
Rev.
Rfdg.
Series
K,
6.30%
7/1/07
(MBIA
Insured)

New          Baa1   BBB                                                  1,124,597     1,124,597
York
State
Ctfs. of
Prtn.
6.70%
9/1/97

New          Baa1   BBB                                                  506,250       506,250
York
State
Dorm
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.
Consoli
dated)
Series
A,
5.75%
7/1/07

New          Aaa    AAA    1,076,250                       1,334,550                   2,410,800
York
State
Dorm.
Auth.
Lease
Rev.
Rdfg.Se
ries A,
6%
7/1/05,
(AMBA
C
Insured)

New          Aaa    AAA    5,759,325        1,608,750                    536,250       7,904,325
York
State
Dorm.
Auth.
Lease
Rev.
Rfdg.(St
ate
Univ.
Dorm.
Facs.)
Series
A, 6%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     1,776,600                                  1,776,600
York
State
Dorm.
Auth.
Rev
(FIT
Student
Hsg.)
5.75%
7/1/04
(AMBA
C
Insured)

New          Baa1   BBB    3,585,300                                                   3,585,300
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
2nd
Series
A,
5.75%
7/1/07

New          Aaa    AAA    3,538,006                                                   3,538,006
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
C, 6%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     6,928,300                                  6,928,300
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
C,
6.25%
7/1/05
(AMBA
C
Insured)

New          Baa1   BBB    6,697,500                                                   6,697,500
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.
Consoli
dated)
Series
D, 7%
7/1/09

New          Baa1   BBB                                    4,680,000                   4,680,000
York
State
Dorm.
Auth.
Rev.
(City
Univ.
Sys.)
Series
C,
7.50%
7/1/10

New          Baa1   BBB                                                  554,531       554,531
York
State
Dorm.
Auth.
Rev.
(City
Univ.)
Series
U,
6.25%
7/1/03

New          Aaa    AA+    5,555,525                                     1,615,500     7,171,025
York
State
Dorm.
Auth.
Rev.
(Colum
bia
Univ.)
Series
A,
4.75%
7/1/14

New          Aaa    AA+    3,293,750        4,781,250                    2,231,250     10,306,250
York
State
Dorm.
Auth.
Rev.
(Colum
bia
Univ.)
Series
A,5.75
%
7/1/09

New          Baa1   BBB                                    5,012,500                   5,012,500
York
State
Dorm.
Auth.
Rev.
(Consoli
dated
City
Univ.
Sys.)
5.75%
7/1/09

New          Aaa    AAA                     1,679,437                                  1,679,437
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.)
5.75%
7/1/03
(AMBA
C
Insured)

New          Aaa    AAA                     1,605,000                                  1,605,000
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.)
5.75%
7/1/06
(AMBA
C
Insured)

New          Aaa    AAA                     1,742,813                                  1,742,813
York
State
Dorm.
Auth.
Rev.
(FIT
Student
Hsg.Cor
p.)
5.75%
7/1/05
(AMBA
C
Insured)

New          Aaa    AAA                     2,142,500                                  2,142,500
York
State
Dorm.
Auth.
Rev.
(Ideal
Sr.
Living
Hsg.)
7.625%
8/1/28,
(MBIA
INsured
)

New          Baa1    --    2,127,500                                                   2,127,500
York
State
Dorm.
Auth.
Rev.
(Judicial
Facs.
Lease)
Series
B, 7%
4/15/16

New          Baa1   BBB                                                  1,017,500     1,017,500
York
State
Dorm.
Auth.
Rev.
(New
York
City
Univ.)
5.70%
7/1/05

New          Aaa    AAA                     5,534,375                                  5,534,375
York
State
Dorm.
Auth.
Rev.
(New
York
Med.Ce
nter)
5.25%
2/1/07(
AMBA
C
Insured)

New          Aaa    AAA                     1,345,050                                  1,345,050
York
State
Dorm.
Auth.
Rev. (St.
Josephs
Hosp.
Health
Ctr.) 6%
7/1/08
(MBIA
Insured)

New          Aaa    AAA                     1,599,375                                  1,599,375
York
State
Dorm.
Auth.
Rev. (St.
Josephs
Hosp.
Health
Ctr.) 6%
7/1/09
(MBIA
Insured)

New          Aaa    AAA                     1,958,775                                  1,958,775
York
State
Dorm.
Auth.
Rev. (St.
Vincent'
s Hosp.
& Med.
Ctr.) 6%
2/1/03
(AMBA
CInsure
d)

New          Aaa    AAA                     2,027,344                                  2,027,344
York
State
Dorm.
Auth.
Rev. (St.
Vincent'
s Hosp.
& Med.
Ctr.) 6%
8/1/03
(AMBA
CInsure
d)

New          Aaa    AAA                     2,162,500                                  2,162,500
York
State
Dorm.
Auth.
Rev.
(State
Univ.
Edl.
Facs.)
Series
A,
6.80%
5/15/00
(FGIC
Insured)

New          A1     A+                                     1,488,375                   1,488,375
York
State
Dorm.
Auth.
Rev.
(Strong
Memori
al
Hospital
) 5.10%
7/1/04

New          A1     A+                                                   1,015,000     1,015,000
York
State
Dorm.
Auth.
Rev.
(Univ.
Rochest
er-Stron
g
Memori
al
Hosp.)
5.20%
7/1/05

New          Aa     AA                                                   806,463       806,463
York
State
Dorm.
Auth.
Rev.
(Vassar
College)
6%
7/1/04

New          Aa     AA                                                   922,250       922,250
York
State
Dorm.
Auth.
Rev.
(Vassar
College)
6%
7/1/06

New          Baa1   BBB    1,345,050                                                   1,345,050
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
1988 D,
8.20%
7/1/12

New          Baa1   BBB    1,067,500                                                   1,067,500
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
C,
8.20%
7/1/14

New          Baa1   BBB    4,235,288                                                   4,235,288
York
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.)
Series
D,
5.75%
7/1/12

New          Aaa    AAA    1,535,188                                                   1,535,188
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Colgate
Univ.)
6%
7/1/16
(MBIA
INSUR
ED)

New          Aaa    AAA    2,650,000                                                   2,650,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Colgate
Univ.)
6%
7/1/21
(MBIA
INSUR
ED)

New          Baa1   BBB+                                   2,345,313                   2,345,313
York
State
Dorm.
Auth.
Rev.
Rfdg.
(Sate
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/10

New          Aaa    AAA                     2,935,250                                  2,935,250
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs)
Series
B,
5.25%
5/15/11
(FGIC
Insured)

New          Baa1   BBB+                                   928,750                     928,750
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
5.50%
5/15/26

New          Baa1   BBB+       9,363,719                   7,310,313                   16,674,032
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.25%
5/15/15

New          Aaa    AAA                     6,951,250                                  6,951,250
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/07
(FGIC
Insured)

New          Aaa    AAA                     6,150,000                                  6,150,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/09
(AMBA
C
Insured)

New          Baa1   BBB+   1,209,375                                                   1,209,375
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
5.50%
5/15/13

New          Baa1   BBB+   4,987,500                       2,992,500                   7,980,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A, 6%
5/15/16

New          Baa1   BBB+                    3,221,250                    1,073,750     4,295,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/04

New          Baa1   BBB+   4,945,000                       2,666,000                   7,611,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/05

New          Baa1   BBB+                                   2,042,500     1,612,500     3,655,000
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
A,
6.50%
5/15/06

New          Baa1   BBB+   298,375                                                     298,375
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
7.375%
5/15/14


FIDELITY NEW YORK MUNICIPAL INCOME FUND
INVESTMENTS/JANUARY 31, 1997
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

New          Baa1     BBB+   2,230,313                                                  2,230,313
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/05

New          Baa1     BBB+                                 2,379,094                    2,379,094
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/09

New          Baa1     BBB+                                 2,206,988      481,875       2,688,863
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
5.25%
5/15/10

New          Baa1     BBB+   1,690,650                     2,340,000                    4,030,650
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ.
Edl.
Facs.)
Series
B,
7.50%
5/15/11

New          Baa1     BBB+                                 1,444,563                    1,444,563
York
State
Dorm.
Auth.
Rev.
Rfdg.
(State
Univ. of
NY)
Series
A,
5.875%
5/15/17

New          Aaa      AAA                                  5,616,875                    5,616,875
York
State
Dorm.
Auth.
Rev.
Rfdg.
Series
A, 6%
7/1/04
(AMBA
C
Insured)

New          Aaa      AAA                   1,049,437                                   1,049,437
York
State
Dorm.
Auth.
Rev.
Rfdg.(M
anhattan
ville)
0%
7/1/10
(MBIA
Insured)

New          Aaa      AAA                   3,341,062                                   3,341,062
York
State
Dorm.
Auth.
Rev.
Rfdg.(N
ew York
Univ.
Law
School)
7.625%
7/1/09
(MBIA
Insured)

New          Baa1     BBB+                                 2,701,156                    2,701,156
York
State
Dorm.
Auth.
Rev.
Rfdg.(St
ate
Univ.
Edl.
Facs.)
Series
A, 6%
5/15/25

New          Aa       AA                                                  323,625       323,625
York
State
Dorm.
Auth.
Rev.
Rfgd.
(Vassar
College)
6%
7/1/03

New          A1       A                                    3,850,000                    3,850,000
York
State
Energy
Researc
h &
Dev.
Auth.
Gas
Facs.
Rev.
RIB
(Brookl
yn
Union
Gas)
8.820%
4/1/20
INFL(e)

New          Aaa      AAA                   2,460,938                                   2,460,938
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Central
Hudson
Gas)
Series
B,
7.375%
10/1/14
(FGIC
Insured)

New          Aaa      AAA                                                 1,083,750     1,083,750
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.Rfd
g. Series
E,
5.90%
12/1/06,
(MBIAI
nsured)

New          A1       A+     10,696,875                                                 10,696,875
York
State
Energy
Researc
h &
Dev.
Auth.Fa
cs. Rev.
Rfdg.
(Consoli
dated
Edison
Co.)
Series
A,
6.10%
8/15/20

New          A1       A                                    3,500,000                    3,500,000
York
State
Energy
Researc
h &
Dev.
Auth.Ga
s Facs.
Rev.
(Brookl
yn
Union
Gas )
Series
A,
3.66%
7/1/26

New          Aaa      AAA                   3,121,200                                   3,121,200
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.-Re
volving
Fund)(P
ooled
Loan)
Series
C,
5.85%
7/15/15

New          Aa       A      3,288,750                                                  3,288,750
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
A, 7%
6/15/12

New          Aa       A                     1,096,250      1,096,250                    2,192,500
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
A, 7%
6/15/12

New          Aaa      AAA                   3,028,156                                   3,028,156
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.30%
11/15/0
5

New          Aaa      AAA                   2,212,500                                   2,212,500
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.30%
5/15/05

New          Aaa      AAA    2,049,300                                    1,113,750     3,163,050
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
D,
6.40%
11/15/0
6

New          Aa       A-                    1,638,750                     1,638,750     3,277,500
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
E,
6.25%
6/15/05
(AMBA
C
Insured)

New          Aa       A      3,727,500                                                  3,727,500
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Series
E,
6.50%
6/15/14

New          Aa       A                                    4,360,000                    4,360,000
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesA,
6.80%
6/15/01

New          Aaa      AAA                                  1,057,500                    1,057,500
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
5.90%
5/15/01

New          Aaa      AAA    2,424,800                     2,424,800      1,082,500     5,932,100
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
6.10%
5/15/03

New          Aaa      AAA    1,373,438                     1,373,438                    2,746,876
York
State
Envir.
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
SeriesD,
6.20%
11/15/0
4

New          Baa       --                                  13,140,625                   13,140,625
York
State
Envir.
Facs.
Corp.
Resourc
es
Recover
y Rev.
(Huntin
gton
Proj.)
Series
A,
7.50%
10/1/12
*

New          Aa       A                                                   1,207,250     1,207,250
York
State
Environ
mental
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng Fund
New
York
City
Muni.)
Series
A,
6.90%
6/15/02

New          Aaa      AAA    2,147,850                                                  2,147,850
York
State
Environ
mental
Facs.
Corp.
Poll.
Cont.
Rev.
(State
Wtr.
Revolvi
ng
Fund)
Pooled
Loan B,
5.20
5/15/14

New          A        A-                                                  1,098,750     1,098,750
York
State
Gen.Obl
ig.
Crossov
er Rfdg.
7.50%
11/15/0
0

New          A        A      5,231,800                                                  5,231,800
York
State
Hsg.
Fin.
Agcy.
Rev. (St.
John
Village
Proj.)
Section
8,
8.25%
5/1/09

New          Aaa      BBB                   5,706,250                                   5,706,250
York
State
Hsg.
Fin.
Agcy.
Svc.
Contract
Oblig.
Rev.
Series
A,
7.80%
9/15/11
(Pre-Re
funded
to
3/15/01
@ 102)

New          A        A      6,789,000      3,741,250                                   10,530,250
York
State
Local
Gov't.
Assistan
ce Corp.
Rev.
Rfdg.
Series
E, 5%
4/1/21

New          A        A      7,781,500      2,462,500      3,225,875                    13,469,875
York
State
Local
Gov't.
Assistan
ce Corp.
Rfdg.
Series
C,
5.50%
4/1/17

New          A        A                                                   527,500       527,500
York
State
Local
Gov't.
Assistan
ce Corp.
Rfdg.
Series
E, 6%
4/1/14

New          A        A      2,652,856                     2,052,500                    4,705,356
York
State
Local
Gov't.
Assistan
ce Corp.
Series
A,
5.80%
4/1/10

New          A        A      7,070,000      4,469,250      5,650,950                    17,190,200
York
State
Local
Gov't.
Assistan
ce Corp.
Series
B, 6%
4/1/18

New          A        A                                                   2,750,000     2,750,000
York
State
Local
Gov't.
Assistan
ce
Corp.Se
ries A,
7%
4/1/04

New          A        A      4,303,125      7,650,000      10,614,375                   22,567,500
York
State
Local.
Gov't.
Assistan
ce Corp.
Rfdg.
Series
E,
5.25%
4/1/16

New          Aa       AAA    2,853,750                                                  2,853,750
York
State
Med.
Care
Facs.
Fin.
Agcy
Rev.
(Presbyt
erian
Hosp.)
Series
A,
5.25%
8/15/14

New          Aaa      AAA                   4,470,000                                   4,470,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Beth
Israel
Med.
Ctr.)
Series
A,
7.50%
11/1/10
(MBIA
Insured)

New          Aaa      AAA                   1,339,063                                   1,339,063
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Long-
Term
Health
Care)
Series
A,
6.80%
11/1/14
(Cap.
Guarant
y
Insured)

New          Aaa      AAA                   2,510,413                                   2,510,413
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mary
Imogen
e Basset
Hosp.)
Series
A,
7.125%
11/1/20
(MBIA
Insured)

New          Baa1     BBB+   148,669                                                    148,669
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Facs.)
Series
A,
7.50%
2/15/21

New          Baa1     BBB+                  497,250                                     497,250
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Scvs.
Facs.)
Series
D,
7.40%
2/15/18

New          Baa1     BBB+                  1,339,500                                   1,339,500
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Scvs.
Facs.)
Series
D,
7.40%
2/15/18
(Pre-Re
funded
to
2/15/02
! 102)

New          Baa1     BBB+   974,606                                                    974,606
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Svcs.
Facs.
Impt.)
Series
B,
7.875%
8/15/20

New          Baa1     BBB+                  16,556                                      16,556
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(Mental
Health
Svcs.
Facs.
Impt.)
Series
D,
7.40%
2/15/18

New          Aaa      AAA                   1,865,750                     1,646,250     3,512,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(North
Shore
Med.Ctr
 .) 7.25%
11/1/11
(MBIA
Insured)

New          Aaa      AAA                   6,570,000                                   6,570,000
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
(North
Shore
Univ.
Hosp.
Mtg.
Proj.)
Series
A,
7.20%
11/1/20
(MBIA
Insured)

New          A        A      3,640,455                                                  3,640,455
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Good
Samarit
an
Hosp.
Proj.)
Series
A, 8%
11/1/13

New          Baa1     BBB+   4,400,718                                                  4,400,718
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Mental
Health
Svcs.
Facs)
Series
A,
8.875%
8/15/07

New          Baa1     BBB+   367,656                                                    367,656
York
State
Med.
Care
Facs.
Fin.
Agcy.
Rev.
Rfdg.
(Mental
Health
Svcs.
Facs.)
Series
B,
7.875%
8/15/20
(Pre-Re
funded
to
8/15/00
@ 102)

New          Aaa      AAA    1,248,750                                                  1,248,750
York
State
Med.
Care
Facs.
Fin.
Agcy.
Special
Oblig.
(Mental
Health
Care
Svcs.
Facs.
Impt.)
Series
A,
8.40%
5/1/06
(escrow
ed to
maturity
)

New          Aaa      AAA    1,518,000      1,328,250      1,328,250                    4,174,500
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
5.50%
4/1/19
(AMBA
C
Insured)

New          Aa        --    1,992,500                                                  1,992,500
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
53,
5.90%
10/1/17

New          Aa        --    2,768,063      2,194,500      2,194,500                    7,157,063
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
60,
6.05%
4/1/26
(AMT)

New          Aa        --                                  2,643,750                    2,643,750
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
HH-3,
7.95%
4/1/22*

New          Aa        --                                  2,658,431                    2,658,431
York
State
Mtg.
Agcy.
Rev.
(Homeo
wner
Mtg.)
Series
SS,
7.95%
10/1/22
*

New          Aaa      AAA    3,960,000                     6,930,000                    10,890,000
York
State
Pwr.
Auth.
Rev. &
Gen.
Purp.
Series
CC,
5.125%
1/1/11
(FGIC
Insured)

New          Aa       AA-                                                 278,750       278,750
York
State
Pwr.Aut
h.Rev&
Gen.Pur
p.Rfdg.
Series
W,
6.50%1/
1/08

New          Baa1     BBB+                                 1,102,500                    1,102,500
York
State
Series
B,
7.50%
2/1/02

New          A1       A      3,123,750                                                  3,123,750
York
State
Thruwa
y Auth.
Gen.
Rev.
Series
A,
5.80%
1/1/06

New          Aaa      AAA                   3,896,025                                   3,896,025
York
State
Thruwa
y Auth.
Gen.
Rev.
Series
C,
6.50%
1/1/01
(FGIC
Insured)

New          Aaa      AAA    6,107,075                     1,911,875      546,250       8,565,200
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund
Series
A,
6.25%
4/1/04,
(MBIA
Insured)

New          Aaa      AAA    400,031        1,388,344                                   1,788,375
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund,
Series
B,
5.125%
4/1/15
(MBIA
Insured)

New          Aaa      AAA    6,435,000      3,474,900                                   9,909,900
York
State
Thruwa
y Auth.
Hwy. &
Bridge
Trust
Fund,
Series
B, 6%
4/1/03,
(AMBA
C
Insured)

New          Aaa      AAA                   1,101,250                                   1,101,250
York
State
Thruwa
y Auth.
Hwy. &
BridgeT
rust
Fund
Series
B,
6.40%
4/1/04
(FGIC
Insured)

New          Baa1     BBB    1,001,250                                                  1,001,250
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
5.75%
4/1/08

New          Baa1     BBB                                  3,004,763                    3,004,763
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
5.75%
4/1/16

New          Baa1     BBB    2,781,250                     2,781,250                    5,562,500
York
State
Thruwa
y Auth.
Svc.
Contract
Rev.
(Local
Hwy. &
Bridge)
7.25%
1/1/10
(Pre-Re
funded
to
1/1@10
2)(d)

New          Aaa      AAA                                  2,100,000                    2,100,000
York
State
Tollway
Auth.(H
wy. &
Bridge
Trust
Fund)
Series
A, 6%
4/1/00
(AMBA
C
Insured)

New          Aaa      AAA    2,155,000                     7,434,750                    9,589,750
York
State
Tollway
Auth.(H
wy.&Bri
dge
Trust
Fund)
Series
B, 6%
4/1/04
(MBIA
Insured)

New          Aaa       --    1,110,000                                                  1,110,000
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 1,
7.75%
1/1/14
(Pre-Re
funded
to
1/1/00
@ 102)

New          Baa1     BBB    1,485,919                                                  1,485,919
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 5,
5.90%
1/1/08

New          Baa1     BBB    3,765,000                     1,647,188                    5,412,188
York
State
Urban
Dev.
Corp.
Rev.
(Correct
ional
Cap.
Facs.)
Series 6,
5.375%
1/1/15

New          Aaa      BBB    2,562,188                                                  2,562,188
York
State
Urban
Dev.
Corp.
Rev.
(Onond
adga
County
Convent
ion
Proj.)
7.875%
1/1/20
(Pre-Re
funded
to
1/1/01
@ 102)

New          Baa1     BBB                                                 997,500       997,500
York
State
Urban
Dev.
Corp.
Rev.
Rfdg.
(Syracu
se Univ.
Ctr.)
5.20%
1/1/03

New          Baa1     BBB                                                 741,125       741,125
York
State
Urban
Dev.
Corp.
Rev.
Rfdg.(C
orrectio
nal Cap.
Facs.)
Series
A,
6.30%
1/1/03

New          Aaa      AAA                   2,769,644                                   2,769,644
York
State
Urban
Dev.
Corp.
Rev.(Sp
orts Fac.
Assistan
ce
Prog.)
Series
A,
6.25%
4/1/06
(MBIA
Insured)

New          Aaa      AAA                   2,453,125                                   2,453,125
Yrok
State
Dorm.
Auth.
Rev.
Rfdg.
(City
Univ.
Sys.
Consoli
dated)
5.50%
7/1/16
(AMBA
C
Insured)

Niagara      Aaa      AAA                   9,762,500                                   9,762,500
Falls
Bridge
Commis
sion
Toll
Rev.
Series
B,
5.25%
10/1/15,
(FGIC
Insured)

Niagara      Aaa      AAA                   1,477,500                                   1,477,500
Falls
Pub
Impt.
7.50%
3/1/17
(MBIA
Insured)

Niagara      Aaa      AAA                   1,396,106                                   1,396,106
Falls
Pub.Imp
t. 7.50%
3/1/10
(MBIA
Insured)

Niagara      Aaa      AAA                   1,504,894                                   1,504,894
Falls
Pub.Imp
t. 7.50%
3/1/11
(MBIA
Insured)

Niagara      Aaa      AAA                   1,298,500                                   1,298,500
Falls
Pub.Imp
t. 7.50%
3/1/16
(MBIA
Insured)

Niagara      Aaa      AAA                   1,197,731                                   1,197,731
Falls
Pub.Imp
t.7.50%
3/1/08
(MBIA
Insured)

Niagara      Aaa      AAA                                                 1,131,250     1,131,250
Falls
Wtr.
Treatme
nt 7%
11/1/13,
(MBIA
Insured)

North        Aaa      AAA    2,187,500                                                  2,187,500
Hemste
ad Rfdg.
Series
B,
6.10%
4/1/06(F
GIC
INSUR
ED)

Ononda       Aaa      AAA    1,421,775      1,411,763      6,177,713                    9,011,251
ga
County
Indl.
Dev.
Agy.
Rev.
(Bristol
-Meyer
s Squibb
Co.
Proj.)
5.75%
3/1/24
(AMT)

Oyster       Aa        --                                  1,611,369                    1,611,369
Bay
Pub.
Impt.
Rfdg.
5.50%
2/15/06

Rocklan      Aaa      AAA                   1,596,688                                   1,596,688
d
County
Gen.
Oblig.
6%
8/15/05
(AMBA
C
Insured)

Rocklan      Aaa      AAA                   1,677,875                                   1,677,875
d
County
Gen.
Oblig.
6%
8/15/06
(AMBA
C
Insured)

Suffolk      Aaa      AAA                   1,227,000                                   1,227,000
County
Gen.Obl
ig.Serie
B, 5%
10/15/0
3
(AMBA
C
Insured)

Suffolk       --      BBB                                  1,108,544                    1,108,544
County
Ind.
Dev.
Agcy.
Rev.
(Dowlin
g
College)
8.25%
12/1/20(
Pre-Ref
unded
to
12/1/00
@
102)(d)

Suffolk      Aaa      AAA                   1,629,375                     1,455,575     3,084,950
County
Ind.
Dev.
Agcy.
Southw
est Swr.
Sys.
Rev.Rfd
g. 6%
2/1/07,
(FGIC
Insured)

Suffolk      Aaa      AAA                   2,709,375                                   2,709,375
County
Ind.
Dev.
Agcy.
Southw
est Swr.
Sys.
Rev.Rfd
g. 6%
2/1/08,
(FGIC
Insured)

Suffolk      Aaa      AAA                   1,779,938                                   1,779,938
County
Southw
est Swr.
Dist.Rfd
g. 6%
2/1/05
(MBIA
Insured)

Suffolk      Aaa      AAA                                  4,918,463                    4,918,463
County
Southw
est
Swr.Dist
 .Rfdg.
6%
2/1/04
(MBIA
Insured)

Suffolk      Aaa      AAA    3,650,400                                                  3,650,400
County
Unltd.T
ax,
Series
A, 6%
8/1/05,
(AMBA
C
Insured)

Suffolk      Aaa      AAA    3,715,000                                                  3,715,000
County
Wtr.
Auth.
Wtrwks.
Rev. 5%
6/1/15
(MBIA
Insured)

Suffolk      Aaa      AAA                   1,995,000                                   1,995,000
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr,
Lien)
5.10%
6/1/09
(MBIA
Insured)

Suffolk      Aaa      AAA                   4,415,625                                   4,415,625
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr.
Lien)
5.10%
6/1/10,
(MBIA
Insured)

Suffolk      Aaa      AAA                   32,025                                      32,025
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
(Sr.Lien
)
7.375%
6/1/12
(AMBA
C
Insured)

Suffolk      Aaa      AAA                   3,727,500      3,258,900                    6,986,400
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
6%
6/1/17,
(MBIA
Insured)

Suffolk      Aaa      AAA                                                 32,138        32,138
County
Wtr.
Auth.
Wtrwks.
Rev.
Rfdg.
Series
C,
5.75%
6/1/10,
(AMBA
C
Insured)
(Pre-Re
funded
to
6/1/02
@102)
(d)

Syracus      Baa1     BBB+   1,431,031                                                  1,431,031
e Ind.
Dev.
Agcy.
Civic
Facs.
Rev. (St.
Joseph's
Hosp.
Health
Ctr.
Proj.)
7.50%
6/1/18

Syracus       --      A      2,683,388                                                  2,683,388
e Ind.
Dev.
Agcy.
Parking
Facs.
Rev.
(Syracu
se Econ.
Dev.
Corp.)
Series
A,
7.70%
6/1/15

Triboro      Aa       A+     997,500                                                    997,500
ugh
Bridge
&
Tennel
Auth.
Rev.
(Gen.Pu
rp.)
Series
A,
4.60%
1/1/04

Triboro      Baa1     BBB    2,556,250                     1,533,750                    4,090,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Conven
tion Ctr.
Proj.)
Series
E, 6%
1/1/11

Triboro      Baa1     BBB    2,282,500      1,940,125      7,041,513                    11,264,138
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Conven
tion Ctr.
Proj.)
Series
E,
7.25%
1/1/10

Triboro      Aa       A+     1,543,881                                                  1,543,881
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Gen.
Purp.)
Series
A,
4.75%
1/1/14

Triboro      Aaa      AAA    1,651,100                                                  1,651,100
ugh
Bridge
&
Tunnel
Auth.
Rev.
(Gen.
Purp.)
Series
R, 6%
1/1/20

Triboro      Aa       A+                                                  537,500       537,500
ugh
Bridge
&
Tunnel
Auth.
Rev.
Gen.
Purp.
Series
A, 6%
1/1/11

Triboro      Aa       A+                                                  1,573,125     1,573,125
ugh
Bridge
&
Tunnel
Auth.
Rev.
Gen.
Purp.
Rfdg.
Series
Y,
5.50%
1/1/03

Triboro      Aa       A+                    6,000,000      2,700,000                    8,700,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
Y,
5.50%
1/1/17

Triboro      Aa       A+     7,863,863                     8,065,500                    15,929,363
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
Y, 6%
1/1/12

Triboro      Aa       A+                    5,400,000                                   5,400,000
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
(Gen.
Purp.)
Series
B, 6%
1/1/04

Triboro      Aa       A+                    1,343,750      1,343,750                    2,687,500
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.
Series
B, 6%
1/1/03

Triboro      Aa       A+     1,907,500                                                  1,907,500
ugh
Bridge
&
Tunnel
Auth.
Rev.
Rfdg.(G
en.
Purp.)
Series
B, 5%
1/1/14

Triboro      Aaa      AAA                                                 94,050        94,050
ugh
Bridge
&
Tunnel
Auth.
Rev.
Series
R, 6%
1/1/20,
(MBIA
Insured)
(Pre-Re
funded
to
1/1/00
@ 100)

Yonkers      Aaa      AAA                   1,091,400                                   1,091,400
Gen.
Oblig.
Rev. 6%
8/1/04
(FGIC
Insured)

Yonkers      Aaa      AAA                   1,155,600                                   1,155,600
Gen.
Oblig.
Rev. 6%
8/1/05
(FGIC
Insured)







                             361,256,062    303,753,651    281,705,370    52,575,144    999,290,227





NEW
YORK&
NEW
JERSEY

New          A1       AA-                                  3,138,750                    3,138,750
York &
New
Jersey
Port
Auth.
Consoli
dated
76th
Series,
6.50%
11/1/26
*

New          A1       AA-    2,216,625                                                  2,216,625
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/15

New          A1       AA-                                  1,925,000                    1,925,000
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/16

New          A1       AA-                   2,157,500                                   2,157,500
York &
New
Jersey
Port
Auth.
Consoli
dated
73rd
Series,
6.75%
10/15/0
6
(AMT)

New          A1       AA-                                  1,599,625                    1,599,625
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.20%
9/1/18

New          A1       AA-    15,001,031                    6,763,750                    21,764,781
York &
New
Jersey
Port
Auth.
Consoli
dated
85th
Series,
5.375%
3/1/28

New          A1       AA-    1,779,313      1,779,313                                   3,558,626
York &
New
Jersey
Port
Auth.
Consoli
dated
92nd
Series,
4.75%
1/15/29

New          Aaa      AAA                                  5,745,600                    5,745,600
York &
New
Jersey
Port
Auth.
Consoli
dated
99th
Series,
7%
11/1/04
(FGIC
Insured)

New          A1       AA-                   1,637,100                                   1,637,100
York &
New
Jersey
Port
Auth.
Rfdg.
Consoli
dated
107th
Series,
6%
10/15/0
6

New          Aaa      AAA                                  2,102,368                    2,102,368
York &
New
Jersey
Port
Auth.
Consoli
dated
Series
104-3rd
, 4.75%
1/15/26,
(AMBA
C
Insured)







                             18,996,969     5,573,913      21,275,093     0             45,845,975







PUERTO
RICO --
1.0 %

Puerto        --      AAA                                                 561,874       561,874
Rico
Commo
nwealth
Pub.
Impt.
6.80%
7/1/21
(Pre-Re
funded
to
7/1/02
@
101.50)

Puerto       Baa      BBB    6,834,300                                                  6,834,300
Rico
Commo
nwealth
Urban
Renewa
l & Hsg.
Corp.
Rfdg.
7.875%
10/1/04

Puerto       Baa1     BBB+                                 1,590,000
Rico
Infrastru
cture
Fing.
Auth.
Spl. Tax
Series
1988 A,
7.75%
7/1/08

Puerto       Aaa      AAA    4,584,000                                                  4,584,000
Rico
Tel.
Auth.
Rev.
7.219%
1/6/15
(MBIA
Insured)
INFL
(e)





                             11,418,300     0              1,590,000      561,874       11,980,174



TOTAL                        391,671,331    309,327,564    304,570,463    53,137,018    1,057,116,376
MUNI
CIPAL
BONDS









MUNI
CIPAL
NOTES

NEW
YORK

Chautau       --       --                                  900,000                      900,000
qua
County
Ind.
Dev.
Agcy.
Ind.Dev.
Rev.
(Bush
Industri
es, Inc.
Proj.)
Series
84,
4.15%,
LOC
Mellon
Bank
NA,
VRDN

Erie          --      A-1                                                 280,000       280,000
County
Ind.
Dev.
Auth.
Ind.
Dev.
Rev.
(Nation
al Wire
Prods.)
Series
1988 E,
3.30%,
LOC
Marine
Midland
Bank,
VRDN
(AMT)

New          VMIG 1    --                   1,900,000                                   1,900,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
sys.
Rev.,VR
ND
Series
1992-C,
3.65%
(FGIC
Insured)

New          VMIG 1   A-1+                  800,000                                     800,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.,VR
ND
Series
1994 C,
3.65%
(FGIC
Insured)

New          VMIG 1   A-1+                  300,000                                     300,000
York
City
Muni.
Wtr.
Fin.
Auth.
Wtr. &
Swr.
Sys.
Rev.,VR
ND
Series
1995-A
, 3.75%
(FGIC
Insured)

New           --       --    1,600,000                                    300,000       1,900,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Niagra
Mohaw
k
Pwr.Cor
p.)
Series
1987 A,
3.85%,
LOC
Toronto
-Domin
ion
Bank,
Canada

New          VMIG 1   A-1+                                                300,000       300,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Elec. &
Gas
Corp.)
Series
1994 D
3.65,
LOC
Union
Bank of
Switzerl
and

New          P-1       --                                  1,200,000                    1,200,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagar
a
Mohaw
k
Pwr.Cor
p.)VRD
N Series
1985 C,
3.60%,
LOC
Mitsubi
shi
Trust &
Banking

New          P-1       --                                                 300,000       300,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Niagar
a
Mohaw
k
Pwr.Cor
p.)
Series
1985 B,
3.70%
LOC
Toronto
-Domin
ion
Bank
canada

New           --      A-1+   1,700,000                                                  1,700,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Proj.),V
RDN
Series
1985 A,
3.75%,
LOC
Toronto
-Domin
ion
Bank,Ca
nada

New           --      A-1+                                 1,200,000      500,000       1,700,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)VRN
D Series
1987 B,
3.75%,
LOC
Morgan
Guarant
y Trust
Co.

New           --      A-1+                                 900,000        1,000,000     1,900,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)VRN
D Series
1988 A,
3.75%,
LOC
Morgan
Guarant
y Trust
Co.,

New          VMIG 1   A-1+                                                400,000       400,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.VR
ND
(Elec &
Gas
Corp.)3.
55%
LOC
Westpac
Banking
Corp.

New          P-1       --    200,000                       600,000        300,000       1,100,000
York
State
Energy
Researc
h &
Dev.
Auth.
Poll.
Cont.
Rev.
(Niagra
Mohaw
k
Pwr.Cor
p.)
VRND
Series
1986 A,
3.75%,
LOC
Toronto
-Domin
ion
Bank
Canada



                             3,500,000      3,000,000      4,800,000      3,380,000     14,680,000







NEW
YORK&
NEW
JERSEY

New          MIG 1    SP-1                                                515,443       515,443
York &                +
New
Jersey
Port
Auth.
Series
SS,
4.90%
9/1/97
(AMT)





TOTAL                        3,500,000      3,000,000      4,800,000      3,895,443     15,195,443
MUNI
CIPAL
NOTES





TOTAL                        395,171,331    312,327,564    309,370,463    57,032,461    1,072,311,819
INVES
TMEN
TS


